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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
SILICON VALLEY BANCSHARES
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Stockholders
Thursday, April 18, 2002
4:00 P.M.

TO THE STOCKHOLDERS:

        I am pleased to invite you to attend the 2002 Annual Meeting of Stockholders of Silicon Valley Bancshares, which will be held at the Company's headquarters located at 3003 Tasman Drive, California 95054, on Thursday, April 18, 2002, 4:00 p.m., local time. The purposes of the meeting are to:

  1.
  Elect nine (9) Directors to serve for the ensuing year and until their successors are elected.

  2.
  Approve an amendment to the Company's 1997 Equity Incentive Plan to reserve an additional 1,500,000 shares of common stock for issuance thereunder.

  3.
  Ratify the appointment of KPMG LLP as the Company's independent auditors.

  4.
  Transact such other business as may properly come before the meeting.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. To assure your representation at the meeting, you are encouraged to mark your votes, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-paid envelope. Any stockholder attending the meeting may vote in person even if such stockholder has previously returned a proxy card.

        Only stockholders of record on February 19, 2002 will be entitled to vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

John C. Dean Chairman of the Board

Santa Clara, California
March 19, 2002

ALTHOUGH YOU MAY PRESENTLY PLAN TO ATTEND THE MEETING, PLEASE INDICATE ON THE ENCLOSED PROXY CARD YOUR VOTE ON THE MATTERS PRESENTED AND SIGN, DATE AND RETURN THE PROXY CARD. IF YOU DO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME. WE ENCOURAGE YOU TO VOTE FOR THE ELECTION OF ALL NINE (9) NOMINEES FOR DIRECTORS, FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1997 EQUITY INCENTIVE PLAN, AND FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

Proxy Statement—Table of Contents

*
Denotes items to be voted on at the Meeting

Mailed to Stockholders on or about March 19, 2002

PROXY STATEMENT
OF
SILICON VALLEY BANCSHARES
3003 Tasman Drive
Santa Clara, California 95054

INFORMATION CONCERNING THE PROXY SOLICITATION

General

        This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy by, and on behalf of, the Board of Directors of Silicon Valley Bancshares, a Delaware corporation and financial holding company (the "Company") for Silicon Valley Bank (the "Bank"), for use at the 2002 Annual Meeting of Stockholders of the Company to be held at the Company's headquarters located at 3003 Tasman Drive, Santa Clara, California 95054, on Thursday, April 18, 2002 at 4:00 p.m., local time and at all postponements or adjournments thereof (the "Meeting"). Only stockholders of record on February 19, 2002 (the "Record Date") will be entitled to vote at the Meeting and any postponements or adjournments thereof. At the close of business on the Record Date, the Company had 45,402,835 outstanding shares of its $.001 par value Common Stock (the "Common Stock").

        The Company's principal executive offices are located at 3003 Tasman Drive, Santa Clara, CA 95054 and its telephone number at that location is (408) 654-7400.

Voting

        Stockholders of the Company's Common Stock are entitled to one vote for each share held on all matters covered by this proxy statement, except the election of directors. With respect to the election of directors, each stockholder has the right to invoke cumulative voting, which entitles each stockholder to as many votes as shall equal the number of shares held by such stockholder multiplied by the number of directors to be elected. A stockholder may cast all of his or her votes for a single candidate or distribute such votes among as many of the candidates he or she chooses (up to a maximum of the number of directors to be elected). However, no stockholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such stockholder) for a candidate unless such candidate's name has been properly placed in nomination prior to the voting in accordance with Section 6 of the Certificate of Incorporation of the Company and the stockholder (or any other stockholder) has given notice at the meeting prior to the voting of the stockholder's intention to cumulate votes. If any stockholder has given such notice, all stockholders may cumulate their votes for candidates properly placed in nomination. If cumulative voting is properly invoked, the Proxy Holders are given discretionary authority under the terms of the Proxy to cumulate votes represented by shares for which they are named Proxy Holders as they see fit among management's nominees in order to assure the election of as many of such nominees as possible.

        Article Two, Section 4 of the Bylaws of the Company governs the procedure for nominations of candidates for election to the Board of Directors. Nominations for director may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors if proper notice is given in accordance with the Bylaws. Notice of a stockholder's intention to make any nominations must be made in writing and must be delivered to the Secretary of the Company at the principal executive offices of the Company, no later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the meeting at which directors are to be elected. However, in the event that less than sixty-five (65) days notice of the meeting is given to stockholders, notice by the stockholder to be timely must be delivered not later than the close of business on the seventh (7th) day following the date of mailing notice of the meeting to stockholders. Such notification shall contain the following information: (a) all information about each proposed nominee that would be required in a proxy solicitation under the federal proxy rules; (b) the name and address of the notifying stockholder; and (c) the number of shares of Common Stock of the Company beneficially owned by the notifying stockholder. Nominations not made in accordance with the requirements in the Bylaws may be disregarded.

Quorum; Abstentions; Broker Non-Votes

        The required quorum for the transaction of business at the Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Meeting (the "Votes Cast") with respect to such matter.

        While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal, since the stockholder has expressly declined to vote on such proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.

        Similarly, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted.

        Accordingly, abstentions and broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as approval of the amendment to the 1997 Equity Incentive Plan).

Revocability of Proxies

        Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke the Proxy at any time prior to its use. A Proxy is revocable prior to the Meeting by delivering either a written instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of the Company or to the Company's transfer agent. Such Proxy is also automatically revoked if the stockholder is present at the Meeting and votes in person.

Solicitation

        This solicitation of Proxies is made by, and on behalf of, the Board of Directors of the Company. The Company will bear the entire cost of preparing, assembling, printing, and mailing Proxy materials furnished by the Board of Directors to stockholders. Copies of Proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Company's Common Stock. In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and regular employees of the Company and the Bank may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which the Company will bear.

        Unless otherwise instructed, each valid returned Proxy that is not revoked will be voted in the election of directors "FOR" the Company's nominees to the Board of Directors, "FOR" approval of the amendment to the Company's 1997 Equity Incentive Plan, "FOR" ratification of the appointment of KPMG LLP as the Company's independent auditors, and at the Proxy Holders' discretion on such other matters, if any, as may properly come before the Meeting or any postponement or adjournment thereof (including any proposal to adjourn the Meeting).

Delivery of Voting Materials

        To reduce the expenses of delivering duplicate voting materials to our beneficial stockholders who may have more than one Silicon Valley Bancshares stock account, the Company is taking advantage of new householding rules that permit the Company to deliver only one set of voting materials (meaning the proxy statement, proxy card, the 2001 annual report to stockholders and the annual report on Form 10-K for fiscal year 2001) to stockholders who share an address unless otherwise requested.

How to Obtain a Separate Set of Voting Materials

        If you share with another stockholder, and have received, only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by calling us at: (408) 654-7282 or by writing us at: Silicon Valley Bancshares, 3003 Tasman Drive, Santa Clara, California 95054, Attn: Lisa Bertolet.

Proposal No. 1

ELECTION OF DIRECTORS

The Board of Directors Recommends a Vote "For" All Nominees

        The Company's Bylaws currently provide for a range of from eight (8) to fifteen (15) directors and permit the exact number to be fixed by the Board of Directors. Effective as of April 18, 2002, the Board of Directors has fixed the exact number of directors at nine (9).

Nominees for Director

        All Proxies will be voted "FOR" the election of the following nine (9) nominees recommended by the Board of Directors, unless authority to vote for the election of directors (or for any particular nominee) is withheld. All of the nominees have served as directors of the Company since the last Annual Meeting of Stockholders, except for G. Felda Hardymon. Mr. Hardymon was appointed to the Board of Directors in September 2001. All incumbent directors are nominees for re-election to the Board, except Daniel J. Kelleher, who is not standing for re-election. If any of the nominees should unexpectedly decline or be unable to act as a director, the Proxies may be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those listed below. Directors of the Company serve until the next annual meeting of stockholders or until their successors are elected and qualified.

        The names and certain information about each of the Company's nominees for director as of the Record Date are set forth below.

Name of Director Nominee	Age	(1) (2)	Principal Occupation or Employment Other Business Affiliations and Public Company Directorships	Director Since
Gary K. Barr	57	(1)	Chief Executive Officer, Go!Networks, Inc. (a technical support company), Carbondale, Colorado since October, 2001.	1982
		(2)	Chief Executive Officer, Pacific Coast Capital (a real estate investment and management company), Carbondale, Colorado from August 1992 to December 2000. Chief Executive Officer, Sports Participant Network (an internet services company), from February 1999 to June 2001.
James F. Burns, Jr.	64	(1)	Trustee of CBR Liquidating Trust since October 1996, and formerly, Executive Vice President and Chief Financial Officer, CBR Information Group (a credit and mortgage reporting company), Houston, Texas from September 1993 to October 1996.	1994
		(2)	Executive Vice President and Chief Financial Officer, Integratec, Inc. (a company providing credit origination, servicing and collection services, and the parent company of CBR Information Group prior to spin-off of CBR in 1993) from 1988 to 1993. Founder and Member of Board of Directors of Bank First (a New Mexico chartered state bank), Albuquerque, New Mexico, since November 1997.
John C. Dean[1]	54	(1)	Interim Chief Executive Officer of Entrepreneurs' Foundation from September 2001 to February 2002. President and Chief Executive Officer of the Company from April 1993 to April 2001. From April 1993 to May 1999, he served as President of the Bank. From April 1993 to January 2000, he served as Chief Executive Officer of the Bank. He was appointed Chair of the Board of the Bank in May 1999 and Chair of the Board of the Company in April 2001.	1993

1
Chair of the Company Board and the Bank Board

Name of Director Nominee	Age	(1) (2)	Principal Occupation or Employment Other Business Affiliations and Public Company Directorships	Director Since
		(2)	Member of the Board of Directors of Authosis, Inc., Hong Kong, since November 2000. Member of the Board of Directors of Garage Technology Ventures (formerly known as garage.com), Palo Alto, California since December 1997. Member of the Board of Directors of H-5 Technologies, San Francisco, California since November 2001. Member of the Board of Directors of PayPal, Inc., Palo Alto, California since December 2001. Member of the Board of Directors of United Overseas Bank, Singapore since February 2000. Member of the Board of Directors of UnwiredSoft, San Francisco, California since July 2001. Member of the Board of Directors of Viata Software, Honolulu, Hawaii since December 2001. Also, Advisory Board Member of the following companies: Advanced Technology Ventures, LLC, Palo Alto, California; ETF Group, Switzerland; grassroots.com, San Francisco, California; Institutional Venture Partners, Menlo Park, California; International Venture Fund, Corte Madera, California; Leapfrog Ventures, LLC, Menlo Park, California; PacVen Walden, San Francisco, California; WI Harper, San Francisco, California; Winery Exchange, Novato, California.
G. Felda Hardymon	54	(1)	General Partner, Bessemer Venture Partners (a venture capital firm) Wellesley Hills, Massachusetts since May 1981.	2001
		(2)	Professor of Management Practice, Harvard Business School, Boston, Massachusetts since July 1998.
Alex W. Hart	61	(1)	Independent consultant to the financial services industry since November 1997. Chief Executive Officer of Advanta Corporation (a diversified financial services company), Spring House, Pennsylvania, from August 1995 to November 1997. Executive Vice Chairman of Advanta Corporation from March 1994 to August 1996.	2001
		(2)	Member of Board of Directors of HNC Software, Inc. (a predictive software solutions company), San Diego, California. Member of Board of Directors of Global Payments, Inc (a payment services company), Atlanta, Georgia. Member of Board of Directors of Sanchez Computer Associates (a banking software company), Malvern, Pennsylvania. Member of Board of Directors of Actrade Financial Technologies (a trade finance company), Somerset, New Jersey.
Stephen E. Jackson	56	(1)	President and Chief Executive Officer, American Central Gas Companies, Inc. (a gas pipeline company), Tulsa, Oklahoma since April 1996.	1998
		(2)	Founder, President and Chief Executive Officer, American Land Development Company (a developer of residential homesites), Tulsa, Oklahoma since 1988. President, eLynx Technologies, Inc. (a company which provides real time data collection, production reporting, trending, monitoring and control via the internet for the oil and gas industry) since July 2000.
James R. Porter	66	(1)	Chairman, Firstwave Technologies (a software company), Atlanta, Georgia since April 1999.	1994
		(2)	Chairman, CCI/Triad (a computer services company), Austin, Texas from February 1997 to May 1999. Member of Board of Directors of CCI/Triad, Austin, Texas since February 1985. President, Chief Executive Officer and Director, Triad Systems Corporation (a computer software company), Livermore, California from September 1985 to February 1997. Member of Board of Directors, Firstwave Technologies, Atlanta, Georgia since April 1993. Member of Board of Directors of Cardone Industries (a manufacturing company), Philadelphia, Pennsylvania since 1998. Member of Board of Regents of Pepperdine University since 1993. Member of the Advisory Board of American Central Gas Technologies, Tulsa, Oklahoma since 2001.

Michaela K. Rodeno	55	(1)	Chief Executive Officer of Skalli Corporation, doing business as St. Supery Vineyards and Winery, Rutherford, California since November 1988.	2001
Kenneth P. Wilcox	53	(1)	President and Chief Executive Officer of the Company since April 2001. President of the Bank since May 1999 and Chief Executive Officer of the Bank since January 2000. Also, see "Information on Executive Officers" below.	2000

        Since January 2001, Roger Dunbar, Global Vice Chair of Ernst & Young LLP, has served as an advisory (non-voting) member of the Company Board and the Bank Board. Advisory members of the Company and Bank Board are not elected by the stockholders and have no voting authority.

Vote Required

        The nine (9) nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth information regarding beneficial ownership as of the Record Date of the Company's Common Stock by each of the Company's directors, by each of the executive officers named in the Summary Compensation Table and by all current directors and executive officers as a group. Unless otherwise noted, the respective nominees have sole voting and investment power with respect to the shares shown in the table as beneficially owned.

Name	Aggregate Number of Shares Beneficially Owned		Percent of Outstanding Shares
Directors
Gary K. Barr	112,750(a)		0.24%
James F. Burns, Jr	64,594(b)		0.14%
John C. Dean *	595,869(c), (n)		1.29%
G. Felda Hardymon	3,000(d)		0.01%
Alex W. Hart	3,750(e)		0.01%
Stephen E. Jackson	34,630(f)		0.07%
Daniel J. Kelleher	221,414(g)		0.48%
James R. Porter	68,250(a)		0.15%
Michaela K. Rodeno	2,750(e)		0.01%
Kenneth P. Wilcox	205,817(h), (o)		0.45%
Executive Officers **
David B. Fischer	147,409(i), (p)		0.32%
Teresa Heller	56,715(j), (q)		0.12%
Harry W. Kellogg, Jr	269,866(k), (r)		0.58%
Marc J. Verissimo	113,668(l), (s)		0.25%
Tim Waterson	88,851(m), (t)		0.19%
Kenneth P. Wilcox	(See listing above under "Directors")
All current directors and executive officers as a group (21 persons)	2,265,703	***	4.90%

        Share numbers shown in the table include (1) the following number of shares subject to options where the options are exercisable within 60 days after the Record Date and (2) the following number of shares under the Company's employee retirement plans:

(1)		(2)
(a)	40,750 shares	(n)	195,658 shares
(b)	37,750 shares	(o)	29,509 shares
(c)	51,520 shares	(p)	23,356 shares
(d)	0 shares	(q)	1,293 shares
(e)	2,750 shares	(r)	44,400 shares
(f)	17,930 shares	(s)	11,293 shares
(g)	31,750 shares	(t)	5,554 shares
(h)	117,500 shares
(i)	64,000 shares
(j)	47,250 shares
(k)	94,375 shares
(l)	76,250 shares
(m)	71,250 shares

*
Share ownership shown does not include 14,000 shares held by Mr. Dean's youngest daughter, for which shares Mr. Dean disclaims beneficial ownership. Ms. Dean is a graduate student not living in Mr. Dean's household. Ms. Dean has sole voting and investment power of these shares.

**
Ownership shown includes dispositive share equivalents beneficially owned by executive officers under the Company's employee retirement plans. Actual voting shares will be slightly less due to cash liquidity in such retirement plans. The difference between dispositive share equivalents and actual voting shares is not deemed material.

***
Includes (i) 847,451 shares subject to options where the options are exercisable within 60 days after the Record Date and (ii) 329,324 shares held for the benefit of current executive officers under the Company's employee retirement plans.

INFORMATION ON EXECUTIVE OFFICERS1

        The positions and ages as of the Record Date of the executive officers of the Company are as set forth below. There are no family relationships among directors or executive officers of the Company.

1
Executive Officers include members of the Bank's Steering Committee and any other officer who performs a policy-making function for the Company within the meaning of the Securities and Exchange Commission's rules.

Name and Position	Age	Business Experience	Employee Since
Greg Becker Head, Commercial Banking of the Bank	34	Mr. Becker joined the Bank in 1993 as a Vice President of the Northern California Technology Division. In May 1995, he joined the National Division to develop client relationships in Colorado and in May 1996, he was appointed Senior Vice President and Manager of the Colorado Office. From February 1999 to January 2001, Mr. Becker served as the Division Manager of the Bank's Venture Capital Group. In January 2002, Mr. Becker was named Head, Commercial Banking of the Bank. Prior to joining the Bank, Mr. Becker served in various increasingly responsible positions with Comerica Bank from May 1990 to April 1993.	1993
David B. Fischer Managing Director, Venture Debt Fund of the Company	41	Mr. Fischer joined the Bank in May 1990 as an Assistant Vice President in the Bank's Boston office. Mr. Fischer held increasingly responsible positions with the Bank from March 1995 to September 1998, when he was appointed Manager of the East Coast Division. From November 2000 to January 2001, Mr. Fischer served as Manager of the Bank's Regional Banking Group. In January 2002, Mr. Fischer was named the Managing Director, Venture Debt Fund of the Company.	1990
Lauren A. Friedman Chief Financial Officer of the Company and the Bank	54	Ms. Friedman joined the Company and the Bank in January 2002 as Chief Financial Officer. Prior to joining the Bank, Ms. Friedman served as the Chief Financial Officer for Round1, The Private Capital Marketplace (a software company) from January 2000 until October 2001. From December 1997 to October 1999, Ms. Friedman managed the accounting and finance for Bank of America's trade products, in her capacity as the Managing Director and Product Controller of Trading. She was the President of Account Design Technology from December 1992 to December 1997.	2002

Teresa Heller Head, Operations and Client Care of the Bank	45
		Ms. Heller joined the Bank in November 1997 as Manager of the Semiconductor Industry Practice. Ms. Heller served as Manager of the Software Industry Practice from August 1998 to December 1999. From December 1999 to January, 2002, Ms. Heller served as the Manager of the Northern California Banking Group. In January 2002, Ms. Heller was appointed Head, Operations and Client Care. Prior to joining Silicon Valley Bank in 1997, Ms. Heller was a director of Bank of Boston in Palo Alto, California from September 1996 to October 1997. She also served from October 1985 to August 1996 as a Senior Vice President and Manager for First Interstate Bank/Wells Fargo Bank.	1997
David A. Jones Chief Credit Officer of the Bank	44	Mr. Jones joined the Bank in August 1997 as Chief Credit Officer. Prior to joining the Bank, Mr. Jones served as Senior Vice President of Wells Fargo Bank in Portland, Oregon from April 1996 to August 1997. From January 1982 to April 1996, Mr. Jones was a Senior Vice President with First Interstate Bank in Oklahoma, Texas, and Oregon.	1997
Harry W. Kellogg, Jr. President, Merchant Banking of the Company	58
		Mr. Kellogg joined the Bank in October 1986 as Senior Vice President of the Bank's Technology Division. Mr. Kellogg served as Chief Marketing Officer from September 1993 to April 1994 (when he left the Bank for ten months, during which time, he served as Executive Vice President for the Emerging Growth Industries Division of Cupertino Bank). Mr. Kellogg returned to the Bank in February 1995 as Chief Marketing Officer. From December 1997 to November 1998, he served as the Manager of the Bank's Products and Services Group. Mr. Kellogg was appointed Manager of the Bank's Strategic Initiatives Group from November 1998 to January 2002. In January 2002, Mr. Kellogg was named President, Merchant Banking of the Company. He was appointed Vice Chairman of the Board of the Bank in May 1999.	1986

James L. Kochman President, Investment Banking	52
		Mr. Kochman joined the Bank's mergers and acquisition advisory subsidiary (the "M&A Company"), as Managing Director in September 2001 as part of the M&A Company's acquisition of Alliant Partners. He is a member of the M&A Company's Board of Directors. In January 2002, Mr. Kochman was also named President, Investment Banking. Prior to joining the M&A Company, Mr. Kochman was one of the founding partners of Alliant Partners, a mergers and acquisition advisory firm in Palo Alto, California where he served as Managing General Partner from April 1991 until the sale to the M&A Company. Prior to the formation of Alliant Partners, Mr. Kochman served as President and Chief Executive Officer at S-TRON, a defense electronics company in Mountain View, California from 1997. Mr. Kochman also spent six years with FMC Corporation, a diversified holding company where he held a variety of Corporate Staff positions, including Director of Manufacturing and Director of Technology/Business Development.	2001
A. Catherine Ngo General Counsel of the Company and the Bank, Manager of the Bank's Legal and Compliance Group, and Corporate Secretary	41	Ms. Ngo joined the Bank in April 1993 as Corporate Counsel and was appointed Manager of the Legal Department in November 1993. In September 1996, Ms. Ngo was named General Counsel of the Company. During her tenure at the Bank, her responsibilities have included managing the Regulatory and Audit Division as well as the Loan Services Group. Prior to joining the Bank, Ms. Ngo served as a senior associate for Hopkins & Carley, a law corporation, from June 1989 to April 1993.	1993
Marc J. Verissimo Chief Strategy Officer of the Company and the Bank	46	Mr. Verissimo joined the Bank in May 1993 as Team Leader in the Northern California Technology Division. Mr. Verissimo was named Manager of the Silicon Valley Lending Division in September 1993. Mr. Verissimo served as Manager of the Bank's Corporate Finance Group from January 2000 to November 2000. From November 2000 to January 2002, Mr. Verissimo served as Manager of the Risk Management Group. Mr. Verissimo was appointed Chief Strategy Officer in January 2002.	1993
James C. Wall President, Private Banking of the Bank	56	Mr. Wall joined the Bank in June 2001 as the Group Manager of the Private Client Services Group. In January 2002, Mr. Wall was named President, Private Banking of the Bank. Prior to joining the Bank, Mr. Wall served as the California President of Boston Private Bank & Trust Co. in Menlo Park, California from October 2000 to June 2001. Mr. Wall also served as the President and Chief Executive Officer of Bank of Los Altos in Los Altos, California from March 1995 to September 2000.	2001

Tim Waterson Head, Products and Services of the Bank	46
		Mr. Waterson joined the Bank in October 1994 as Team Leader in the Northern California Technology Division. In 1996, Mr. Waterson was named Manager of the Software Industry Practice. In October 1998, Mr. Waterson was appointed Manager of the Bank's Southwest Division. From January 2000 to January 2002, Mr. Waterson served as Manager of the Bank's Products and Services Group. He was named the Head, Products and Services of the Bank in January 2002. Prior to joining the Bank, Mr. Waterson managed commercial lending regional groups for both Bank of America and Citicorp. He was also a Section Manager of Bank of America's High Technology Division.	1994
Kenneth P. Wilcox President, Chief Executive Officer and Director of the Bank and Company	53
		Mr. Wilcox joined the Bank in April 1990 as Regional Vice President of the Bank's East Coast Technology Group. Prior to becoming Executive Vice President and Manager of the East Coast Technology Group in November 1995, Mr. Wilcox held increasingly responsible positions with the Bank (having served as Manager of the East Coast Technology Group since June 1993). Mr. Wilcox was appointed Chief Banking Officer in December 1997. Mr. Wilcox was named President and Chief Operating Officer of the Bank in May 1999 and was appointed Chief Executive Officer of the Bank in January 2000. In April 2001, Mr. Wilcox was named President and Chief Executive Officer of the Company.	1990

REPORT OF THE COMPENSATION AND BENEFITS SUBCOMMITTEE OF THE EXECUTIVE COMMITTEE OF THE BOARD ON EXECUTIVE COMPENSATION

        The Report of the Compensation and Benefits Subcommittee of the Executive Committee (the "Committee") shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

        Decisions regarding compensation of the Company's executive officers, including those related to stock and stock options, are considered by the full Board of Directors, based upon the recommendations and analysis performed by the Compensation and Benefits Subcommittee of the Executive Committee (the "Committee"), currently composed of Mr. Burns, Chair, and Directors Kelleher1 and Porter. Since the Committee is responsible for setting the Company and the Bank's Chief Executive Officer's compensation (subject to approval by the full Board), Mr. Wilcox does not participate in any discussions of the Committee relating to his performance or compensation. During 2001, the Board of Directors did not modify or reject in any material way any action or recommendation by the Committee.

Key Principles

        The Committee has adopted the following principles to use for guidance in setting compensation:

  •
  Pay competitively

  •
  The Committee maintains a philosophy that executive compensation levels should be competitive relative to those found in other financial institutions of comparable asset size. In that way, the Company can attract and retain highly-qualified executives critical to the Company's long-term success.

  •
  Consistent with this philosophy, the Committee regularly obtains information regarding executive salary levels in the financial institutions industry through various sources, including compensation surveys conducted by banking industry associations and independent compensation consultants.

  •
  The Committee attempts to set base compensation (excluding incentive compensation) in the 60th to 75th percentile range of market salaries which are established through research of comparable positions in related industries in the marketplace. Jobs are benchmarked to similar jobs in the marketplace and then grouped by grade level bands. For each grade level band, there is a lower, middle and upper third salary range, and also a target cash incentive compensation award range, based on performance. An executive's actual base compensation within a grade level band depends on the executive's proficiency level for the particular position.

  •
  The Committee strives to reward performance that creates value for the Company's stockholders.

  •
  Tie incentive compensation to Company financial performance

  •
  Total incentive compensation (the "incentive compensation pool") payable to the Company's officers under the 2001 incentive compensation program, as in the prior year, was calculated using a customized version of a financial model called Economic Value Added®, or EVA®2. The Committee believes that EVA® is a more accurate measure of true economic profit than net income, as it takes into account how effectively capital is being used to produce the profit. By using EVA® to calculate the incentive compensation pool, the Company rewards sustained, continuous improvement in the Company's financial performance, as the incentive compensation pool increases with improvement in the Company's performance from the prior year to the then-current year.

1
Mr. Kelleher, currently a member of the Company and Bank's Boards of Directors, is not standing for re-election.
2
EVA® is a registered trademark of Stern Stewart & Co.

2000 Market Surveys

  •
  Executive Officers

  •
  Effective July 1, 2000, base salaries for executive officers Kellogg, Verissimo, Heller, Fischer, and Waterson were increased to $275,000, $225,000, $180,000, $180,000, and $180,000, respectively. These increases were as a result of a review of the base salary program conducted by an independent compensation consultant (iQuantic Inc.) in July 2000. The compensation consultant had concluded that the annual base salary for the above named executive officers was significantly below that for similar positions in the survey. The salary increases in July 2000 brought the salaries of the above named executive officers in line with the market salaries reflected in the survey.

        No base salary changes for the above named executive officers were made during 2001.

  •
  Chief Executive Officer of the Company

  •
  As a result of an independent compensation consultant review in July 2000 (described above in "2000 Market Surveys-Executive Officers"), Mr. Wilcox's salary was increased, effective July 1, 2000, to $350,000. There was no change in Mr. Wilcox's base salary in 2001.

Incentive Compensation Paid Based on 2001 Company Performance

  •
  Actual Incentive Compensation Payments

  •
  Executive Officers. The Committee reviewed the Company's consolidated EVA® results to determine the amount of incentive compensation, if any, to pay. As the Company failed to attain its threshold EVA® performance goals for 2001, there was no incentive compensation pool for 2001 performance (as compared with prior years when EVA® performance goals were met). Consistent with the Committee's principles, the Committee awarded no incentive compensation to executive officers Fischer, Heller, Kellogg, Verissimo, and Waterson for 2001.

  •
  Chief Executive Officer of the Company. Since no incentive compensation pool was funded in 2001 and consistent with the Committee's principles (as discussed above), the Committee did not award an incentive compensation payment to Mr. Wilcox for 2001.

  •
  Retention Programs

  •
  Executive Officers. Late in the first quarter of 2002, the Company will determine if it will establish a 2002 retention program for certain executive officers. (In past years, the Company has allocated to designated employees, interests in future distributions from funds managed by Company affiliates, as well as the Company's investments in selected venture capital funds, and in warrant income the Company realizes from the exercise and sale of all warrants taken in a given year.) If such a 2002 retention program is established, executive officers Fischer, Heller, Kellogg, Verissimo, and Waterson will be eligible to participate.

  If a 2002 retention program is approved by the Company, the executive officers' interests will not be in the underlying funds themselves, but rather, in future distributions to the Company from such funds. The Company's original investment in the subject funds (the distributions from which the executive officers will have an interest) generally have been made in the last couple of years. Accordingly, and given historical data (for example, where distributions from the venture capital funds typically are made in the fifth to tenth years after origination of the funds), the Committee views the retention program as a long-term retention program for executives. If approved, the 2002 retention program will be the fifth such annual retention program for the Company, where the underlying benefits are tied to performance of venture capital funds and portfolio companies. Together with other compensation benefits that vest over a stated period of time (such as Company stock options), the Committee believes the retention programs serve to retain key executives, while at the same time serve to provide some diversification to executives' investment portfolios.

    •
    Chief Executive Officer of the Company. If a 2002 retention program is established, Mr. Wilcox will be eligible to participate.

  •
  Employee Stock Ownership Plan

  •
  The Company also made payments to employees under its employee retirement plans, including to executive officers. See discussion in "Retirement Plans" below regarding payments to executives under the Company's qualified defined contribution plans.

Tax Consequences

        To the extent determinable and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. The Committee will consider various alternatives to preserving the deductibility of compensation payments (in particular, pursuant to Section 162(m) of the Internal Revenue Code) to the extent reasonably practicable and to the extent consistent with its other compensation objectives. The Committee adopted limitations on the number of shares that may be subject to awards granted under the 1997 Equity Incentive Plan during any one calendar year to an individual so that compensation derived from stock options granted under such plans would qualify as "performance-based" compensation within the meaning of Section 162(m) and would therefore be deductible by the Company without regard to the $1 million limitation.

COMPENSATION AND BENEFITS SUBCOMMITEE OF THE EXECUTIVE COMMITTEE

JAMES F. BURNS, JR., CHAIR
DANIEL J. KELLEHER
JAMES R. PORTER

Executive Committee Interlocks and Insider Participation

        In 2001, the Compensation and Benefits Subcommittee of the Executive Committee performed all compensation functions of the Board of Directors, including administration of the Company's stock-based employee benefit plans. (See discussion below under "Board Committees and Meeting Attendance" for additional information on the Compensation and Benefits Subcommittee of the Executive Committee.) The Compensation and Benefits Subcommittee of the Executive Committee is currently chaired by Mr. James F. Burns, Jr., with Directors Kelleher and Porter serving as members. None of the aforementioned persons has ever been an officer or employee of the Company or the Bank. Mr. Wilcox does not participate in any Committee discussions related to his performance or compensation.

RETURN TO STOCKHOLDERS PERFORMANCE GRAPH

        The following graph compares, for the period from December 31, 1996 through December 31, 2001, the cumulative total stockholder return on the Common Stock of the Company with (i) the cumulative total return of the Standard and Poor's 500 ("S&P 500") market index, (ii) the cumulative total return of the Nasdaq Stock Market-U.S. index, and (iii) the cumulative total return of the Nasdaq Banks index. The graph assumes an initial investment of $100 and reinvestment of dividends. The graph is not necessarily indicative of future stock price performance.

Comparison of Five Year Cumulative Total Return* Among Silicon Valley Bancshares, the S&P 500 Index, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Bank Index

*
$100 INVESTED ON 12/31/96 IN STOCK OR INDEX-INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

	December 31,
	1996	1997	1998	1999	2000	2001
Silicon Valley Bancshares	100.00	172.42	105.62	306.98	428.69	331.53
S&P 500	100.00	133.36	171.47	207.56	188.66	166.24
Nasdaq Stock Market—U.S.	100.00	122.48	172.68	320.89	193.01	153.15
Nasdaq Banks	100.00	167.41	166.33	159.89	182.38	197.44

TABLE 1—SUMMARY COMPENSATION TABLE

        The following table sets forth certain information for each of the last three (3) fiscal years concerning the compensation of the Chief Executive Officer and the five other most highly compensated executive officers of the Company and of the Bank ("Named Officers") (based on salary plus bonus for 2001):

		Annual Compensation						Long-Term Compensation
								Awards			Payouts
Name and Principal Position	Year	Salary[1] ($)		Bonus[1] ($)		Other Annual Compensation[2] ($)		Restricted Stock Awards[3] ($)		Securities Underlying Options[4] (#)	LTIP Payouts ($)	All Other Compensation[5] ($)
David B. Fischer Managing Director, Venture Debt Fund of the Company	2001 2000 1999	$ $ $	180,000 162,500 140,000	$ $ $	— 210,229 140,000	$ $ $	— — —	$ $ $	— 50,532 —	27,500 20,000 20,000	— — —	$ $ $	17,335 300,732 27,556
Teresa Heller Head, Operations and Client Care of the Bank	2001 2000 1999	$ $ $	180,000 169,667 126,000	$ $ $	— 120,000 101,000	$ $ $	— — —	$ $ $	— 50,532 —	27,500 20,000 15,000	— — —	$ $ $	14,275 189,358 20,952
Harry W. Kellogg, Jr. President, Merchant Banking of the Company	2001 2000 1999	$ $ $	275,000 262,503 202,500	$ $ $	— 250,000 225,000	$ $ $	— — —	$ $ $	— 137,190 —	40,000 12,500 30,000	— — —	$ $ $	31,671 732,084 58,266
Marc J. Verissimo Chief Strategy Officer of the Company and the Bank	2001 2000 1999	$ $ $	225,000 202,500 157,500	$ $ $	— 150,000 170,000	$ $ $	30,000 12,500 —	$ $ $	— 67,376 —	37,500 20,000 20,000	— — —	$ $ $	21,071 403,441 43,281
Tim Waterson Head, Products and Services of the Bank	2001 2000 1999	$ $ $	180,000 132,292 130,500	$ $ $	— 120,000 45,081	$ $ $	— — —	$ $ $	— 50,532 —	27,500 20,000 15,000	— — —	$ $ $	18,069 299,451 34,611
Kenneth P. Wilcox President and Chief Executive Officer of the Company and Bank	2001 2000 1999	$ $ $	350,000 325,000 215,002	$ $ $	— 325,000 285,000	$ $ $	41,750 44,750 47,750	$ $ $	— 274,380 —	60,000 15,000 30,000	— —	$ $ $	33,840 770,087 58,555

1
Includes amounts deferred at the election of the executive officer.

2
Amounts in this column represent (a) relocation costs incurred by the executive officer and reimbursed by the Bank, as well as (b) premiums for supplemental long-term disability coverage provided by the Bank. Amounts for the years shown are not reflected if the total value of perquisites paid to the executive officer during a fiscal year did not exceed, in the aggregate, the lesser of $50,000 or 10% of the individual's salary plus bonus in the subject year. Amounts reflected for Mr. Wilcox in 1999, 2000, and 2001 represent $47,750, $44,750 and $41,750, respectively, for uncharged interest by the Company in connection with two interest-free relocation loans made by the Company to Mr. Wilcox (see discussion in "Certain Relations and Related Transactions"). Amounts reflected for Mr. Verissimo in 2000 and 2001 represent $12,500 and $30,000, respectively, for uncharged interest by the Company in connection with an interest-free loan by the Company (see discussion in "Certain Relations and Related Transactions"). The uncharged interest for Mr. Wilcox and Mr. Verissimo's loans was calculated by assuming an interest rate of 6.00%.

3
As of December 31, 2001 the following officers held unvested restricted shares of the Company's Common Stock: Mr. Fischer held 3,500 unvested restricted shares (1,500 granted on October 19, 2000, which will cliff vest on October 19, 2003; and 2,000 granted on February 19, 1998, which will vest on February 19, 2002). Ms. Heller held 1,500 unvested restricted shares (all 1,500 were granted on October 19, 2000 and will cliff vest on October 19, 2003). Mr. Kellogg held 5,000 unvested restricted shares (2,500 granted on April 20, 2000, which will vest in increments of 20%, 30% and 50% on April 20, 2002, 2003 and 2004, respectively; and 2,500 granted on

  October 18, 2000, which will cliff vest on October 18, 2003). Mr. Verissimo held 2,000 unvested restricted shares (2,000 granted on October 19, 2000, which will cliff vest on October 19, 2003). Mr. Waterson held 1,500 unvested restricted shares (all 1,500 were granted on October 19, 2000 and will cliff vest on October 19, 2003). Mr. Wilcox held 10,000 unvested restricted shares (5,000 granted on April 20, 2000, which will vest in increments of 20%, 30% and 50% on April 20, 2002, 2003 and 2004, respectively; and 5,000 granted on October 18, 2000, which will cliff vest on October 18, 2003). The market value of the unvested restricted shares of Ms. Heller and Messrs. Fischer, Kellogg, Verissimo, Waterson, and Wilcox are $40,095, $93,555, $133,650, $53,460, $40,095, and $267,300, respectively, based on the $26.73 per share closing price of the Company's Common Stock on the National Association of Securities Dealers Automated Quotation/National Market on December 31, 2001, the last trading day of 2001. Holders of restricted stock have rights equivalent to those of other stockholders, including voting rights and rights to dividends. The amounts in this column represent the market value of the restricted shares on the date of grant (based on the per share closing price of the Company's Common Stock on such date). All unvested restricted shares are subject to earlier termination on a "Covered Termination" following a "Change in Control" (as defined). See "Termination Agreements" below.

4
The numbers in this column reflect shares of Common Stock underlying options. The numbers have been adjusted to reflect shares following two-for-one stock splits (effected in May 1998 and May 2000). No Stock Appreciation Rights ("SARs") were awarded during the years 1999 through 2001.

5
The significant component of the amounts in this column is distributions (from grants made in prior years) received under the Company's retention plans. The only other component of the amounts in this column are employer contributions to the Bank's combined 401(k) and Employee Stock Ownership Plan, and Money Purchase Pension Plan (see discussion under "Retirement Plans"). Under the 1998 and 1999 retention plans, the Company granted to executives, interests in the venture capital investment program (under which the Company invests in venture capital funds for its own account). Interests are not in the venture capital funds themselves, but rather, in future distributions from such funds. The 2000 retention plan includes not only interests in the Company's venture capital investments, but also in the Company's direct equity investments and warrant income realized on warrants taken in 1999. The 2001 retention plan includes not only interests in the Company's venture capital investments, but also in the Company's investment in the SVB Strategic Investors Fund and warrant income realized on warrants taken in 2000. The distributions during a given year are from grants made in one or more prior years and, specifically, are not from grants made in the current given year. Late in the first quarter of 2002, the Company will determine if a 2002 retention program will be established and, if so, will determine at such time the components of the plan, as well as the interests to be allocated under the plan.

        The following charts breakdown the amounts in this column, and also shows the allocations made under the retention plans during each of the following years:

	2001
Officer	Distributions Received Under 1998, 1999, 2000, and 2001 Retention Plans	Contribution to Retirement Plans
Fischer	$7,918	$9,417
Heller	$4,846	$9,429
Kellogg	$22,171	$9,500
Verissimo	$11,571	$9,500
Waterson	$8,678	$9,391
Wilcox	$24,340	$9,500
	2000
Officer	Distributions Received Under 1998, 1999 and 2000 Retention Plans	January 2001 Allocation of Interest in 2001 Retention Plan	Contribution to Retirement Plans
Fischer	$277,105	$60,000	$23,627
Heller	$165,103	$60,000	$24,255
Kellogg	$705,584	$150,000	$26,500
Verissimo	$376,941	$80,000	$26,500
Waterson	$275,964	$60,000	$23,517
Wilcox	$743,587	$225,000	$26,500
	1999
Officer	Distributions Received Under 1998 and 1999 Retention Plans	January 2000 Allocation of Interest in 2000 Retention Plan	Contribution to Retirement Plans
Fischer	$7,229	$70,000	$20,327
Heller	$1,733	$30,000	$19,229
Kellogg	$33,266	$135,000	$25,000
Verissimo	$20,829	$90,000	$22,452
Waterson	$15,622	$60,000	$18,989
Wilcox	$33,555	$155,000	$25,000

        For example, the $33,555 amount for Mr. Wilcox in the 1999 Chart under the heading "Distributions Received under 1998 and 1999 Retention Plans" includes distributions received under the Company's 1998 Retention Plan and 1999 Retention Plan. Also, in the same chart (for 1999), under the heading "January 2000 Allocation of Interest in 2000 Retention Plan," the $155,000 amount refers to Mr. Wilcox's interest in the venture capital investment program, which represents a 4.43% interest in the $3,500,000 pool of venture capital investments earmarked for the Company's officers. Finally, in this chart, under the heading "Contributions to Retirement Plans", the $25,000 amount for Mr. Wilcox reflects employer contributions (on Mr. Wilcox's behalf) to the Retirement Plans. Amounts reflected in the first and third columns in this 1999 chart are included in the amount shown in "All Other Compensation" in the Summary Compensation Table.

TABLE 2—OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth information concerning the grant of options to purchase the Company's Common Stock to the Named Officers during 2001:

Individual Grants in 2001

Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year(2)
Name				Exercise Price ($/Share)		Expiration Date
							5% ($)		10% ($)
David B. Fischer	20,000 7,500	1.3742 0.5153	% %	$ $	26.063 26.000	3/14/11 11/16/11	$ $	327,818 122,634	$ $	829,754 310,780
Teresa Heller	20,000 7,500	1.3742 0.5153	% %	$ $	26.063 26.000	3/14/11 11/16/11	$ $	327,818 122,634	$ $	829,754 310,780
Harry W. Kellogg, Jr.	25,000 15,000	1.7178 1.0306	% %	$ $	26.400 26.000	4/19/11 11/16/11	$ $	410,070 245,269	$ $	1,051,870 621,560
Marc J. Verissimo	25,000 12,500	1.7177 ..8589	% %	$ $	26.063 26.000	3/14/11 11/16/11	$ $	409,772 204,391	$ $	1,038,443 517,966
Tim Waterson	20,000 7,500	1.3742 ..5153	% %	$ $	26.063 26.000	3/14/11 11/16/11	$ $	327,818 122,634	$ $	829,754 310,780
Kenneth P. Wilcox	35,000 25,000	2.4048 1.7178	% %	$ $	26.400 26.000	4/19/11 11/16/11	$ $	581,099 408,782	$ $	1,472,624 1,035,933

(1)
Consists entirely of options granted pursuant to the Company's 1997 Equity Incentive Plan (the "Plan"). The Plan provides for administration of the Plan by the Board of Directors of the Company, or by a committee thereof to which the Board of Directors has delegated authority to administer the Plan (the "Administrator"). The Administrator designates the persons to be granted options, the type of option, the number of underlying shares, the exercise price, the date of grant and the date options become exercisable. These options were granted at 100% of the fair market value of the Company's Common Stock on the date of grant. The option grants vest ratably over four years and expire ten years from the date of grant. Upon a "Change in Control" of the Company or the Bank, the options will become fully exercisable. See "Termination Agreements" below. In October 1997, the Board of Directors voted to permit assignability of non-qualified stock options granted under the Plan to immediate family members, family trusts, and similar entities. Any options so assigned will continue to be reported in this table and in the option exercises table (see "Table 3" below) as if still held by the Named Officer.

(2)
Based on options to purchase an aggregate of 1,455,400 shares of the Company's Common Stock granted to certain employees during 2001 under the 1997 Equity Incentive Plan.

(3)
Represents the potential net realizable dollar value of the option grants, i.e., the market price of the underlying shares (adjusted for the assumed annual stock appreciation rates of 5% and 10%, respectively, with the assumed rates compounded annually over the ten-year term of the options), minus the aggregate exercise price of the options. The stock price appreciation rates are mandated by rules of the Securities and Exchange Commission ("SEC") rules and do not represent the Company's estimate of future stock prices.

TABLE 3—AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES(1)

        The following table sets forth information concerning the exercise of options during 2001 and the options held at 2001 fiscal year-end by Named Officers:

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End(3) ($)
	Shares Acquired on Exercise (#)
Name		Value Realized(2) ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
David B. Fischer	20,000	$553,760	45,500	56,000	$692,459	$285,608
Teresa Heller	—	$—	28,500	60,000	$342,956	$314,875
Harry W. Kellogg, Jr.	—	$—	78,125	64,375	$1,383,285	$308,895
Marc J. Verissimo	25,000	$620,150	60,000	62,500	$1,024,730	$249,350
Tim Waterson	—	$—	52,500	60,000	$820,040	$314,875
Kenneth P. Wilcox	24,000	$664,512	98,750	86,250	$1,752,885	$319,495

(1)
Consists entirely of stock options. No stock appreciation rights ("SARs") have been awarded to date. In October 1997, the Board of Directors voted to permit assignability of vested non-qualified stock options granted under the 1997 Equity Incentive Plan to immediate family members, family trusts and similar entities. Any options so assigned will continue to be reported in this table as if still held by the Named Officer, and exercises by or on behalf of such assignees are also reflected as exercises by the Named Officer.

(2)
Represents the market price of the underlying securities on the date of the option exercise, minus the exercise price.

(3)
Represents the market value of the underlying securities at 2001 fiscal year-end, based on the $26.73 per share closing market price of the Company's Common Stock on the National Association of Securities Dealers Automated Quotation/ National Market on December 31, 2001, the last trading day of 2001, less the exercise price.

Retirement Plans

        The Bank has two defined contribution plans: (1) the Silicon Valley Bank 401(k) and Employee Stock Ownership Plan (the "401(k)" and "ESOP") (a qualified profit sharing plan under the Internal Revenue Code [the "IRC"]) and (2) the Silicon Valley Bank Money Purchase Pension Plan (the "MPP") (a qualified money purchase pension plan under the IRC). The Company matches 100% of employee-deferred salary contributions to the 401(k), up to a maximum contribution of $1,000 per year per employee. The Company makes contributions to the ESOP and MPP using a compensation-based formula (subject to certain limitations on compensation under the IRC). ESOP contributions are discretionary based on the profitability of the Company, are invested primarily in the Company's Common Stock and may not exceed 10% of eligible employees' base compensation. In 2001, there was no ESOP contribution made by the Company as a result of the Company's failure to attain its threshold performance goals. MPP contributions are guaranteed at 5% of eligible compensation and are invested at the participant's direction.

TERMINATION ARRANGEMENTS

        The Bank adopted a Change in Control Severance Benefits Policy ("Change in Control Policy") on August 12, 2000 for employees, including Named Officers Fischer, Heller, Kellogg, Verissimo, Waterson and Wilcox. The Change in Control Policy superseded termination agreements then in effect (with those agreements having expired on August 11, 2000). The Change in Control Policy provides for severance pay and continuation of certain benefits if the executive's employment is terminated following a "Change in Control" (defined below). The Change in Control Policy was approved by disinterested members of the Boards of Directors of the Company and the Bank in July 2000 (but effective August 2000 following expiration of the then-operative termination agreements).

        Termination Following a Change in Control.    In order for an executive to receive benefits under the Change in Control Policy following a Change in Control, the executive must be terminated involuntarily without cause or constructively terminated within 24 months following the Change in Control (a "Covered Termination"). Also, benefits will be given to executives only following a Change in Control that involves payments to stockholders in excess of two times the then book value of the Company.

        Under the Change in Control Policy, a "Change in Control" will be deemed to have occurred in any of the following circumstances:

(1)
a merger or consolidation of the Company or Bank with any other corporation, other than a merger or consolidation which would result in beneficial owners of the total voting power in the election of directors represented by the voting securities ("Voting Securities") of the Company or Bank (as the case may be) outstanding immediately prior thereto continuing to beneficially own securities representing (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total Voting Securities of the Company or Bank, or of such surviving entity, outstanding immediately after such merger or consolidation;

(2)
the filing of a plan of liquidation or dissolution of the Bank or the closing of the sale, lease, exchange or other transfer or disposition by the Company or Bank of all or substantially all of the Bank's assets;

(3)
any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Bank, (B) a corporation owned directly or indirectly by the shareholders of Company in substantially the same proportions as their beneficial ownership of stock in the Company, or (C) Company (with respect to Company's ownership of the stock of the Bank), is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company or Bank representing 50% or more of the Voting Securities; or

(4)
any person (as such term is used in Sections 13(d) or 14(d) of the Exchange Act), other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Bank, (b) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock in Bank, or (c) Company (with respect to the Company's ownership of the stock of the Bank) is or becomes the beneficial owner (within the meaning or Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company or Bank representing 25% or more of the Voting Securities of such corporation, and within twelve (12) months of the occurrence of such event, a change in the composition of the Board of Directors of Company occurs as a result of which sixty percent (60%) or fewer of the directors are Incumbent Directors.

  A constructive termination is deemed to have occurred if the executive resigns in writing following a reduction in the executive's then annual base salary, upon a 15% reduction in the executive's annual compensation (base salary plus bonus), upon a material reduction in the executive's responsibilities, or upon a relocation by more than 50 miles of the principal place at which the executive works.

        Under the Change in Control Policy, the amount of severance benefits payable to an executive whose employment is terminated during the 24 months following a Change in Control is dependent upon the "transaction price multiple" of the then book value of the Company or the Bank. As the transaction price multiple of book value increases above 2.0, the severance benefit (the "Severance Benefit") (represented as a multiple of the executive's annual base salary) increases.

        The percentage payout of the Severance Benefit is on a sliding scale tied to termination date. If the termination date is within 12 months following the Change in Control, then 100% of the Severance Benefit will be paid. However, between 12 months and 24 months following a Change in Control, a declining percentage will be paid, with 75% of the Severance Benefit being payable for terminations 15 months following a Change in Control and 0% being payable for terminations 24 months following a Change in Control. Finally, all outstanding options (representing interests in the Company's Common Stock) will become immediately and fully vested (and may be exercised) upon a Change in Control, and all restrictions upon any restricted Company stock will lapse immediately and all such shares will become fully vested, generally (upon a Covered Termination following a Change in Control).

        In linking the amount of termination payments within 24 months following a Change in Control to the transaction price multiple of book value, the Boards of Directors of the Company and the Bank underscored their view that management should be rewarded correspondingly for increased stockholder value. Therefore, the amount of severance payments to executives under the Change in Control Policy increases in direct proportion to increases in value realized through a Change in Control of the Company or the Bank. Conversely, sale of the Company or the Bank for less than 2.0 times book value would result in no cash payout to executives under the Change in Control Policy, although they would still be entitled to acceleration of vesting.

        The severance program approved by the Boards of Directors of the Company and the Bank includes certain non-executive Bank officers as well. The amount of severance benefits payable to officers below the executive level is likewise dependent upon the "transaction price multiple" described above. However, non-executive bank officers receive severance payments for any sale of the Company or Bank for one times book value and above. Under the program for non-executive officers, as the grade level of the officer in the Bank increases, the multiple of the officer's base salary used in determining the severance benefit increases.

        Limitation on Severance Payments.    To the extent that the severance payments otherwise called for by the Change in Control Policy would trigger "golden parachute" tax treatment pursuant to Section 280(g) and/or Section 4999 of the Internal Revenue Code, the payments will be reduced (including by executive officers electing to make payments to third-party charitable organizations) to the largest amount that the employee determines would result in maximizing the employee's net proceeds (after taking into account the payment of any applicable taxes, including excise taxes).

Dean Consulting Agreement

        Mr. Dean resigned as Chief Executive Officer of the Company, effective April 30, 2001. The Company, the Bank and Mr. Dean entered into a consulting agreement, effective May 1, 2001, pursuant to which Mr. Dean will serve as a consultant to the Company and the Bank from May 1, 2001 to April 30, 2004 ("Consulting Period"). Under the consulting agreement, Mr. Dean will receive $250,000 annually for his services as a consultant. All stock options held by Mr. Dean will continue to be outstanding and vest in accordance with their respective terms until expiration of the consulting term. Also, Mr. Dean will be entitled to continued participation in the Bank's Retention Programs (described above under "Report of the Compensation and Benefits Subcommittee of the Executive Committee of the Board on Executive Compensation"), provided, among other things, he does not compete with the Company or Bank for three years following the termination of his employment with the Company and the Bank. In addition, following the 2001-2002 director term, and for so long as Mr. Dean remains a member of the Company and Bank

Boards of Directors, he will be eligible to receive any Retention Program compensation paid to the Bank and Company's outside directors (described below under "Director Compensation"). Mr. Dean will also be eligible to receive Board chair and Board Committee chair fees, if applicable, following the 2001-2002 director term. Except as noted above, during the Consulting Period, Mr. Dean will not receive any additional compensation for sitting on the Company and the Bank's Boards of Directors that otherwise is payable to outside directors. In developing Mr. Dean's consulting contract, the Company and the Bank engaged an independent compensation consultant (Sibson and Company) to opine on the reasonableness of Mr. Dean's consulting contract compared to contracts of similarly situated resigning executives.

Lutes Employment Agreement

        Mr. Lutes resigned as Chief Financial Officer of the Company and the Bank, effective June 30, 2001. The Company, the Bank and Mr. Lutes entered into an agreement, effective July 1, 2001, pursuant to which Mr. Lutes will serve as a part-time employee offering advisory and other services related to the financial operations of the Company and the Bank from July 1, 2001 to June 30, 2002 ("Advisory Period"). Under this part-time employment agreement, Mr. Lutes will receive $87,500 during the Advisory Period. All stock options and stock grants held by Mr. Lutes will continue to vest during this time. Mr. Lutes was eligible for an incentive compensation award in accordance with the terms of the Bank's Incentive Compensation Plan in February 2002, although no incentive compensation award was paid. Mr. Lutes is also eligible to participate in the Bank's Retention Program, including the 2002 Retention Program if established (described above under "Report of the Compensation and Benefits Subcommittee of the Executive Committee of the Board on Executive Compensation"), provided, among other things, he does not compete with the Company or Bank for three years following the termination of his employment with the Company and Bank. Under this part-time employment agreement, Mr. Lutes may continue to participate in the Retirement Benefits, which consist of the Bank's Money Purchase Plan, the 401(k) and Employee Stock Option Ownership Plan, and Employee Stock Purchase Program, as well as the Bank's medical, vision and dental benefits during the Term.

BOARD COMMITTEES AND MEETING ATTENDANCE

        The Company and the Bank Board of Directors each have an Audit and Finance Committee and an Executive Committee. The Bank Board of Directors has a Loan Committee. Members as of the Record Date were as follows:

Audit and Finance	Executive	Loan
James F. Burns, Jr., Chair	Daniel J. Kelleher, Chair	James R. Porter, Chair
Gary K. Barr	James F. Burns, Jr.	John C. Dean
G. Felda Hardymon	John C. Dean	Alex W. Hart
Daniel J. Kelleher	James R. Porter	Stephen E. Jackson
Michaela K. Rodeno	Kenneth P. Wilcox
AUDIT AND FINANCE COMMITTEE (Joint Company/Bank Committee)	9 meetings in fiscal year 2001
  •
  Composed of "independent" members as defined by the Nasdaq Stock Market, the listing standard applicable to the Company;
  •
  Approves the selection and termination of the Company's independent auditors;
  •
  Reviews the scope and results of the audit plans of the independent auditors;
  •
  Reviews the adequacy of the Company's and the Bank's internal accounting controls;
  •
  Oversees the Bank's regulatory compliance;
  •
  Reviews with management and with the independent auditors, reports filed with banking regulatory agencies and the Securities and Exchange Commission;
  •
  Evaluates the activities and utilization of the Company's and the Bank's internal audit relationship;
  •
  Oversees the Bank's investment and funds management policies, which include the following five policies: investment policy, liquidity management policy, interest rate risk management policy, hedging policy, and capital management policy;
  •
  Reviews and approves the Company's and the Bank's insurance policies; and
  •
  Oversees management's efforts in ensuring that the Company is complying with accounting standards and with federal and state banking laws.

EXECUTIVE COMMITTEE (Separate Company/Bank Committees)	19 meetings (Company Executive Committee) in fiscal year 2001 19 meetings (Bank Executive Committee) in fiscal year 2001
  •
  Works with management in developing long-term strategic plans;
  •
  Has the authority of the Board between Board meetings, except as otherwise provided by Delaware or California law;
  •
  The Company Executive Committee and the Bank Executive Committee have two subcommittees: the Nominating Subcommittee and the Compensation and Benefits Subcommittee. All Subcommittees consist solely of outside directors.
  •
  The Nominating Subcommittee selects nominees for directors as well as Board and Board committee chairs. (The Nominating Subcommittee will consider nominees for Company director who are recommended by stockholders. Stockholders that wish to submit names of prospective director-nominees for consideration by the Nominating Subcommittee should do so in writing to the Corporate Secretary of Silicon Valley Bancshares, 3003 Tasman Drive, Santa Clara, CA 95054.);

  •
  The Compensation and Benefits Subcommittee works with management in ensuring that the Bank's long-term and short-term compensation programs are competitive and effective in attracting, retaining, and motivating highly-skilled personnel;
  •
  The Compensation and Benefits Subcommittee reviews and recommends the compensation for the Chief Executive Officer of the Company and the Chief Executive Officer of the Bank (with such Chief Executive Officers refraining from participating in any Committee discussions related to their performance or compensation); and
  •
  The Compensation and Benefits Subcommittee reviews and approves compensation and administers stock-based employee benefit plans (including approving individual option and stock grants under the 1997 Equity Incentive Plan).

LOAN COMMITTEE (Bank Committee)	9 meetings in fiscal year 2001
  •
  Works with management in seeking to ensure that the Bank maintains and enforces the Bank's credit policy and credit procedures;
  •
  Works with management in ensuring compliance with lending limit restrictions and with established portfolio constraints and limitations;
  •
  Works with management in ensuring problem credits are identified on a timely basis;
  •
  Has lending authority and establishes lending authority levels for Bank committees and respective officer levels in the Bank;
  •
  Oversees the Bank's compliance with the Community Reinvestment Act; and
  •
  Works with management in monitoring the loan portfolio, including reviewing proposed corrective action plans when pre-determined portfolio credit quality levels are reached.

        Actions taken by the above-described Board Committees are reported to the Company or Bank Board of Directors, as appropriate, following the Committee meetings.

        During fiscal year 2001 (ended December 31, 2001), the Company Board of Directors met 10 times: 9 regular meetings and 1 special meeting. During fiscal year 2001 (ended December 31, 2001), the Bank Board of Directors met 10 times: 9 regular meetings and 1 special meeting. All Company directors attended at least 75% of the aggregate of all Company Board meetings and meetings held by Committees of the Company's Board of which they were members.

REPORT OF THE AUDIT AND FINANCE COMMITTEE OF THE BOARD

        The Report of the Audit and Finance Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

        The Company's Audit and Finance Committee has prepared the following report for inclusion in this Proxy Statement. The Audit and Finance Committee is governed by a charter which specifies, among other things, the scope of its responsibilities and how those responsibilities are performed. The Audit and Finance Committee members are "independent" as defined by the Nasdaq Stock Market, the listing standard applicable to the Company.

        The Audit and Finance Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors, KPMG LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States.

        In this context, the Audit and Finance Committee has reviewed and discussed with management and the independent auditors the audited financial statements. At its March 2002 meeting, the Audit and Finance Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended ("Communication with Audit Committees"). In addition, the Audit and Finance Committee received from the independent auditors the written disclosures required by Independence Standards Board Statement No. 1 ("Independence Discussions with Audit Committees"), and discussed with the independent auditors the auditors' independence from the Company and its management.

        In reliance on the reviews and discussions referred to above, the Audit and Finance Committee recommended to the Company's Board of Directors that the audited financials be included in the Company's Annual Report on SEC Form 10-K for the fiscal year ended December 31, 2001, for filing with the SEC.

        This report is included herein at the direction of the members of the Audit and Finance Committee.

AUDIT AND FINANCE COMMITEE

JAMES F. BURNS, JR. (CHAIRMAN)
GARY K. BARR
G. FELDA HARDYMON
DANIEL J. KELLEHER
MICHAELA K. RODENO

AUDIT AND NON-AUDIT FEES

        The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2001, and fees billed for other services rendered by KPMG LLP for fiscal 2001:

Audit fees, excluding audit-related fees (1)	$536,228
Financial information systems design and implementation fees	$0.00
All other fees:
Audit-related fees (2)	$957,220
Other non-audit fees (3)	$225,442
Total all other fees	$1,182,662

(1)
Audit fees include fees paid to KPMG LLP for the audit of the Company's financial statements for fiscal 2001 and fees paid for quarterly reviews by the auditors of financial statements included in the Company's Quarterly Reports on Form 10-Q.
(2)
Audit-related fees consisted principally of fees for advisory services related to the acquisition of Alliant Partners, as well as audits of the Company's benefit plans, SEC filings and credit review services.
(3)
Other non-audit fees relate to tax services.

        All non-audit services were reviewed with the Audit and Finance Committee, which concluded that the provision of such services by KPMG LLP did not compromise that firm's independence in the conduct of its auditing function.

DIRECTOR COMPENSATION1

        In October 2000, the Board approved the director compensation program for outside directors for 2001-2002 service, as well as 2002-2003 service, on the Board. The program provides each director with two alternatives for compensation for 2001-2002 and 2002-2003 service. Under the first alternative, the director may choose to receive a grant of options to purchase 5,500 shares of the Company's Common Stock (made on October 19, 2001 at an exercise price of $33.688 a share) with one-half of the shares (e.g., 2,750 shares) subject to the option scheduled to vest on the date immediately following the Company's 2001 Annual Meeting (subject to the director's re-election to the Board) and the remaining one-half of the shares subject to the option scheduled to vest on the date immediately following the Company's 2002 Annual Meeting (subject to the director's re-election to the Board). Under the second alternative, the director may choose to receive a grant of options to purchase 2,750 shares of the Company's Common Stock (and on such terms, including exercise price and the two-year vesting period, as described above) and a $20,000 interest in the Company's 2002 Director Compensation Program (which is part of the 2001 Retention Program pool described above under "Report of the Executive Committee of the Board on Executive Compensation"). Each director chose the second alternative.

1
The share numbers in this section have been adjusted to reflect the two-for-one stock splits of the Company's shares in May 1998 and in May 2001.

        Roger Dunbar served as an advisory director to the Board during the 2001-2002 term. In recognition of his advisory role, the Company paid Mr. Dunbar $2,500 per meeting attended during the 2001-2002 term.

        For 2001-2002 service, the Chair of the Executive Committee had the option of receiving an annual fee of $15,000 (cash) or a $15,000 interest in the Company's 2001 Directors Compensation Program (as described above). Additionally, other Board Committee Chairs have the option of receiving an annual fee of $7,500 (cash) or a $7,500 interest in the 2001 Directors Compensation Program. Director Kelleher, as Chair of the Executive Committee, Director Burns (Chair of the Audit and Finance Committee) and Director Porter (Chair of the Directors Loan Committee) have chosen to receive compensation under the 2001 Directors Compensation Program.

        Following the Record Date, the Company engaged Korn/Ferry International, a compensation consulting firm to review the Company's director compensation program. Following receipt and review of Korn/Ferry International's study, and if warranted, the Company will adjust director compensation, including for the 2002-2003 term. Such changes, if any, will be reported in next year's proxy statement.

INFORMATION ABOUT PRINCIPAL STOCKHOLDERS

Security Ownership

        Information concerning each person known by the Company to own more than 5% of the outstanding Common Stock of the Company (as of the Record Date) follows. The Company knows of no persons other than those entities described below who beneficially own more than 5% of the outstanding Common Stock of the Company.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percent of Total
FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	4,613,540(1)	9.984%
Entities affiliated with Franklin Resources, Inc. 777 Mariners Island Boulevard San Mateo, CA 94404	4,353,038(2)	9.6%
The TCW Group, Inc., on behalf of the TCW Business Unit 865 South Figueroa Street Los Angeles, California 90017	2,456,963(3)	5.3%
H.A. Schupf & Co., LLC 590 Madison Avenue New York, New York 10022	2,334,410(4)	5.1%

(1)
The number of shares in this table and the information in this footnote have been derived from Amendment No. 1 to the Schedule 13G dated as of February 14, 2002 filed with the SEC by FMR Corp., a parent holding company. Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 2,705,870 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 2,705,870 shares owned by such funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of shares owned directly by the Fidelity funds, which power resides with the funds' boards of trustees. Fidelity carries out the voting of such shares under written guidelines established by the funds' boards of trustees. Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 1,176,950 shares as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 1,176,950 shares, and sole power to vote or direct the voting of 1,176,950 shares owned by institutional account(s), as described above. Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12% and Abigail Johnson owns 24.5% of the aggregate voting stock of FMR Corp. Mr. Johnson 3d is the Chairman of FMR Corp. and Abigail Johnson is a director of FMR Corp. The Johnson family group and all other Class B shareholders of FMR Corp. have entered into a shareholders' voting agreement under which all such Class B shares will be voted in accordance with the majority of such Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. Fidelity International Limited, a Bermudan joint stock company and an investment adviser to various investment companies and certain institutional investors, is the beneficial owner of 730,720 shares, with the sole power to vote and dispose of such shares.

(2)
The number of shares in this table and the information in this footnote have been derived from Amendment No. 4 to the Schedule 13G dated as of February 14, 2002 filed with the Securities and Exchange Commission ("SEC") by Franklin Resources, Inc. ("FRI"), a parent holding company; Charles B. Johnson and Rupert H. Johnson, Jr., principal shareholders of FRI (collectively, the "Principal Shareholders"); and Franklin Advisers, Inc. ("FAI"), an investment adviser and subsidiary of FRI. Franklin Private Client Group, Inc. is an investment advisory subsidiary of FRI. The shares are beneficially owned by one or more open or closed-end investment companies or other managed accounts that are advised by direct and indirect investment subsidiaries of FRI (the "Adviser Subsidiaries"). The advisory contracts grant to the Adviser Subsidiaries all investment and/or voting power over the securities owned by such advisory clients. FAI has the sole dispositive and voting power with respect to 4,349,100 shares. Franklin Private Client Group, Inc. has the sole power to dispose or direct the disposition of 3,938 shares, but has no power to vote or direct the vote of any shares. The Principal Shareholders each own in excess of 10% of the outstanding Common Stock of FRI. With respect to securities owned by the Adviser Subsidiaries, their clients have the right to receive dividends paid with respect to, as well as the proceeds from the sale of, such securities.
(3)
The number of shares in this table and the information in this footnote have been derived from Amendment No. 1 to the Schedule 13G dated as of March 7, 2002 filed with the SEC by the TCW Group, Inc. ("TCW") on behalf of the TCW Business Unit. TCW is the parent holding company of three subsidiaries that own the Company's securities: (1) Trust Company of the West, a bank; (2) TCW Asset Management Company, an investment adviser; and (3) TCW Investment Management Company, an investment adviser (collectively, the "TCW Business Unit"). TCW has the shared voting and dispositive power with respect to all 2,456,963 shares.
(4)
The number of shares in this table and the information in this footnote have been derived from the Schedule 13G dated as of February 14, 2002 filed with the SEC by H.A. Schupf & Co., LLC an investment adviser. H.A. Schupf & Co., LLC has shared dispositive power with respect to 2,290,410 and the shared voting power with respect to 44,000 shares. No individual client has an interest that relates to more than five percent of the class.

Related Transaction

        In September 2001, the Bank made a loan in the amount of $8,000,000 to H.A. Schupf & Co., LLC for the purchase of the company back from Reich and Tang Asset Management L.P., an investment adviser. The loan (funded in September 2001) is payable in full on June 1, 2007, with interest payable monthly. The loan is secured by a UCC-1 blanket lien on the assets of H.A. Schupf & Co., LLC. The largest principal amount outstanding during 2001 (and the principal amount outstanding on December 31, 2001) was $8,000,000. The loan has an interest rate at the Bank's prime rate. H.A. Schupf, Managing Member of H.A. Schupf and Co., LLC, has personally guaranteed the loan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The Company believes that, during fiscal year 2001, its officers (as defined in the rules under Section 16 of the Exchange Act) and directors have complied with all Section 16(a) filing requirements in a timely manner, except that there was a late initial filing for Mr. Hardymon due to an administrative error, and a late filing due to an administrative error in connection with the disposition of shares to pay for taxes associated with restricted stock vesting for Mr. Lutes. The Company is not aware of any 10% stockholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Board of Directors of the Bank adopted a policy in November 2001 to permit loans to be made to directors or to a company owned or controlled by a director ("Director Loans"). The policy authorizes the

Executive Committee of the Board, along with the Chief Credit Officer, to approve Director Loans. Under the policy, an outside credit review firm will be responsible for grading a Director Loan throughout its term. If the credit review firm classifies a Director Loan as "Special Mention" (as defined in the Bank's existing loan policy), such director is required to discuss the director's plans to bring the loan back to "pass" status with the Executive Committee within thirty days of the downgrade of the loan. The policy further provides that if a Director Loan is classified as "Substandard" (as defined in the Bank's existing loan policy) by the outside credit review firm, such director will have thirty days (with the Executive Committee having the authority to give the director up to sixty days) to upgrade the loan to "pass" status or resign from the Board. The Company believes that all extensions of credit included in such transactions will be made in compliance with applicable laws and on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of the Board of Directors of the Bank, will not involve more than a normal risk of collectibility or default or present any other unfavorable features.

        In December 1997 and in conjunction with Mr. Wilcox's promotion to Chief Banking Officer (and corresponding relocation from Massachusetts to California), the Company agreed to make two interest-free relocation loans to Mr. Wilcox. The first loan in the amount of $250,000 (funded in December 1997) is payable in five annual installments, with the final $50,000 installment due on December 1, 2002. The second loan in the amount of $600,000 (funded in January 1998) is due in full on December 1, 2002. Both loans are secured by a lien on Mr. Wilcox's principal residence in California. The largest principal amount outstanding during 2001 was $700,000 and the principal amount outstanding on December 31, 2001 was $650,000.

        Also, in conjunction with Mr. Wilcox's promotion and pursuant to a separate agreement (separate from the above-described loan documents), the Bank has agreed to pay Mr. Wilcox a guaranteed $50,000 annual bonus for the next five years (subject to his continued employment by the Bank), with the first such bonus paid in December 1998 and the final bonus payable in December 2002.

        In August 2001, the Company made an interest-free loan in the amount of $500,000 to Mr. Verissimo to assist in the purchase of his primary residence. The loan (funded in August 2001) is payable in full on March 1, 2006. The loan is unsecured. The largest principal amount outstanding during 2001 (and the principal amount outstanding on December 31, 2001) was $500,000.

        Also, in conjunction with Mr. Verissimo's loan and pursuant to a separate agreement (separate from the above-described loan documents), the Bank has agreed to pay Mr. Verissimo a guaranteed $15,750 annual bonus for the next five years (subject to his continued employment by the Bank) to cover taxes on the imputed interest on the loan, with the first such bonus paid in April 2001 and the final bonus payable in April 2006.

        In December 2000, the Bank made a loan in the amount of $1,000,000 to St. Supery Winery. The loan amount was increased to $3,000,000 on October 19, 2001, and further increased to $4,000,000 on February 21, 2002. Director Rodeno, who was elected to the Board in April 2001, is the Chief Executive Officer of St. Supery Winery. The loan (originally funded in December 2000) is payable in full on May 10, 2003, with interest payable monthly. The loan is secured by a UCC filing on accounts receivable and inventory of St. Supery. The largest principal amount outstanding during 2001 (and the principal amount outstanding on December 31, 2001) was $850,000. The loan has an interest rate at the Bank's prime rate.

        See also "Compensation Committee Interlocks and Insider Participation" and "Information about Principal Stockholders—Related Transaction."

Proposal No. 2

APPROVAL OF THE AMENDMENT TO THE SILICON VALLEY BANCSHARES 1997 EQUITY INCENTIVE PLAN

The Board of Directors Recommends a Vote "For" Approval of the Amendment to the
1997 Equity Incentive Plan

Introduction

        The stockholders are being asked to approve an amendment to the 1997 Equity Incentive Plan (the "Incentive Plan") in order to reserve an additional 1,500,000 shares of Common Stock for issuance thereunder. The Incentive Plan was adopted by the Board of Directors on December 19, 1996 and approved by the stockholders on April 17, 1997. The Incentive Plan as adopted had 3,600,000 shares1 reserved for issuance thereunder. On April 20, 2000, the stockholders approved the reserving of an additional 2,200,000 shares of Common Stock for issuance under the Incentive Plan. On April 19, 2001, the stockholders approved the reserving of an additional 2,000,000 shares of Common Stock for issuance under the Incentive Plan. A copy of the 1997 Incentive Plan is included in this Proxy Statement as Appendix A.

1
Adjusted for the Company's two-for-one stock splits in May 1998 and May 2001.

        As of February 19, 2002, 1,171,808 shares of Common Stock were available for issuance under the Incentive Plan (exclusive of the increase in shares subject to stockholder approval at the 2002 Annual Meeting of Stockholders). Options to purchase 5,078,567 shares were outstanding, with a weighted average exercise price of $20.80 and weighted average term of 7.96 years.

        The Incentive Plan provides for the grant of incentive stock options to employees and nonstatutory stock options, stock appreciation rights, restricted stock purchase awards and stock bonuses (collectively "Stock Awards") to employees, directors and consultants. Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various awards included in the Incentive Plan.

Vote Required

        At the Annual Meeting, stockholders are requested in this Proposal Two to approve the amendment to the Incentive Plan. The affirmative vote of the Votes Cast on this proposal will be required to approve the amendment. For purposes of this vote, abstention and broker non-votes will not be counted for any purpose in determining whether this matter has been approved. The Board of Directors recommends a vote "FOR" approval of the amendment to the Incentive Plan.

        A summary of the features of the Incentive Plan are outlined below.

SUMMARY OF THE INCENTIVE PLAN

Purpose

        The Incentive Plan provides a means by which selected employees and directors of, and consultants to, the Company, and its affiliates, may be given an opportunity to purchase Common Stock of the Company or receive cash based on stock appreciation. The Company, by means of the Incentive Plan, seeks to retain the services of persons who are now employees and directors of, or consultants to, the Company or its affiliates, to secure and retain the services of new employees, directors and consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

Administration

        The Incentive Plan is administered by the Board unless and until the Board delegates administration to a committee composed of not fewer than two Board members. All of the members of any such committee must be non-employee directors (unless the Board expressly declares that such requirement shall not apply). If administration is delegated to a committee, such committee will have, in connection with the administration of the Incentive Plan, the powers possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Incentive Plan, as may be adopted from time to time by the Board.

        The Board may abolish such committee at any time and revest in the Board the administration of the Incentive Plan. The Board has delegated the administration of the Incentive Plan to the Compensation and Benefits Subcommittee of the Executive Committee (the "Administrator"). The Compensation and Benefits Subcommittee consists solely of independent directors.

        The Administrator has the power to determine from time to time which of the persons eligible under the Incentive Plan shall be granted awards, the type of awards to be granted, when and how each award shall be granted, to construe and interpret the Incentive Plan and awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator may correct any defect in the Incentive Plan or in any award agreement to make the Incentive Plan fully effective.

Eligibility

        Incentive stock options and stock appreciation rights appurtenant thereto may be granted only to employees. Nonstatutory stock options, restricted stock purchase awards, stock appreciation rights, and stock bonuses may be granted to employees, directors or consultants. As of the Record Date, the Company and Bank had 958 employees, and 8 non-employee directors eligible for awards under the plan.

        No person is eligible for the grant of an incentive stock option if, at the time of grant, such person owns stock constituting more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless the exercise price of such option is at least one hundred ten percent (110%) of the fair market value of such Common Stock subject to the option at the date of grant and the option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the fair market value of Common Stock subject to the award at date of grant. In addition, no person shall be eligible to be granted options and stock appreciation rights covering more than two hundred fifty thousand (250,000) shares of the Company's Common Stock in any calendar year.

Restriction on Stock Bonus Awards

        As of February 19, 2002, 1,171,808 shares of the Company's Common Stock were available for issuance under the Incentive Plan. The stockholders are being asked to approve an additional 1,500,000 shares of Common Stock for issuance under the Incentive Plan under this proposal. Of this total of 2,671,808 shares, no more than five hundred thousand (500,000) shares would be available to grant as stock bonus awards or under restricted stock purchase agreements under the Incentive Plan.

Term And Termination of Stock Options

        No option is exercisable after the expiration of ten (10) years from the date it was granted.

        In the event an optionee's continuous status as an employee, director or consultant is terminated, the optionee may exercise his or her option (to the extent that the optionee was entitled to exercise it at the time of termination) but only within the earlier of (i) the date three (3) months after the termination of the optionee's continuous status as an employee, director or consultant, or (ii) the expiration of the term of the option as set forth in the option agreement.

        An optionee's option agreement may also provide that if the exercise of the option following the termination of the optionee's continuous status as an employee, director or consultant would result in liability under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), then the option shall terminate on the earlier of (i) the expiration of the term of the option, or (ii) the expiration of a period three (3) months after the termination of the optionee's continuous status as an employee, director or consultant during which the exercise of the option would not be in violation of such registration requirements.

        In the event an optionee's continuous status as an employee, director or consultant terminates as a result of the optionee's death or disability, the optionee (or such optionee's estate, heirs or beneficiaries) may exercise his or her option, but only within the period ending on the earlier of (i) twelve (12) months following such termination (or such longer or shorter period as specified in the option agreement) or (ii) the expiration of the term of the option as set forth in the option agreement.

        In the event a stock bonus or restricted stock recipient's continuous status as an employee, director or consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person that have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

Exercise Price

        The exercise price of each incentive stock option will not be less than one hundred percent (100%) of the fair market value of the Company's Common Stock on the date of grant. The exercise price of each nonstatutory stock option will not be less than eighty-five percent (85%) of the fair market value on the date of grant. The purchase price of restricted stock will not be less than eighty-five percent (85%) of the fair market value of the Company's Common Stock on the date such award is made. Stock bonuses may be awarded in consideration for past services rendered to the Company or for its benefit. The closing price for the Company's Common Stock on the Record Date was $23.140 per share, as reported by National Association of Securities Dealers Automated Quotation/National Market.

Consideration

        The purchase price of stock acquired pursuant to a Stock Award is paid either in cash at the time of exercise or purchase, or (if determined by the Administrator at the time of grant for an option) by deferred payment or other arrangement or in any other form of legal consideration that may be acceptable to the Administrator. Additionally, in the case of an option and in the discretion of the Administrator at the time of the grant of an option, consideration may be paid by delivery to the Company of other Common Stock of the Company. In the case of any deferred payment arrangement, interest will be payable at least annually and will be charged at the minimum rate of interest necessary to avoid the treatment as interest of amounts that are not stated to be interest.

Transferability

        An incentive stock option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. A nonstatutory stock option, stock bonus, or restricted stock award shall only be transferable upon such terms and conditions as the Administrator shall determine in its sole discretion at the time of grant. An optionee may designate a beneficiary who may exercise his or her option after death.

Vesting

        The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments. The option agreement may provide that from time to time during each of such installment periods, the option may become exercisable ("vest") with respect to some or all of the shares allotted to that period. The option agreement may also provide that an optionee may exercise an option prior to full vesting, provided that the Company has a repurchase right with respect to any unvested shares.

        Restricted stock purchase awards and stock bonuses granted under the Incentive Plan may be granted subject to a repurchase option in favor of the Company in accordance with a vesting schedule determined by the Administrator.

Adjustments Upon Change In Common Stock

        If any change is made in the Common Stock, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidation dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise), the class(es) and maximum number of shares subject to the Incentive Plan, the maximum annual award applicable under the Incentive Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards will be appropriately adjusted.

        In the event of a "Change in Control" (defined below), holders of outstanding stock options shall have the right to exercise, and shall be vested as to, all outstanding stock options, including stock options that would not otherwise be exercisable or vested. If outstanding stock options become fully vested in the event of a Change in Control, the Administrator shall notify all participants that their outstanding stock options shall be fully exercisable for a period of three (3) months (or such other period of time not exceeding six (6) months as is determined by the Administrator at the time of the grant) from the date of such notice, and any unexercised options shall terminate upon the expiration of such period.

        In the event of a "Covered Termination" (defined above under "Termination Arrangements") following a Change in Control, holders of outstanding restricted stock shares shall be vested as to all shares, including shares which otherwise were not then vested.

        For purposes of the Incentive Plan, "Change in Control" means:

(1)
a merger or consolidation of the Company or Bank with any other corporation, other than a merger or consolidation which would result in beneficial owners of the total voting power in the election of directors represented by the voting securities ("Voting Securities") of the Company or Bank (as the case may be) outstanding immediately prior thereto continuing to beneficially own securities representing (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total Voting Securities of the Company or Bank, or of such surviving entity, outstanding immediately after such merger or consolidation;

(2)
the filing of a plan of liquidation or dissolution of the Bank or the closing of the sale, lease, exchange or other transfer or disposition by the Company or Bank of all or substantially all of the Bank's assets;

(3)
any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Bank, (b) a corporation owned directly or indirectly by the shareholders of Company in substantially the same proportions as their beneficial ownership of stock in the Company, or (c) Company (with respect to Company's ownership of the stock of the Bank), is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company or Bank representing 50% or more of the Voting Securities; or

(4)
any person (as such term is used in Sections 13(d) or 14(d) of the Exchange Act), other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Bank, (b) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock in Bank, or (c) Company (with respect to the Company's ownership of the stock of the Bank) is or becomes the beneficial owner (within the meaning or Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company or Bank representing 25% or more of the Voting Securities of such corporation, and within twelve (12) months of the occurrence of such event, a change in the composition of the Board of Directors of Company occurs as a result of which sixty percent (60%) or fewer of the directors are Incumbent Directors.

Amendment Of The Incentive Plan

        The Administrator may amend the Incentive Plan at any time, however no amendment can be made that would impair the rights of an optionee who has already received an award, unless the optinee consents or if such amendment is made to comply with applicable law, Nasdaq National Market rules, or accounting rules. Further, the Administrator cannot amend the Incentive Plan without the approval of the Company's stockholders if such approval is required under applicable law or if the amendment would: (1) materially increase the benefits to Plan participants; (2) increase the aggregate number of securities issued under the Plan; (3) significantly modify the eligibility requirements for participants in the Plan, or (4) result in a repricing of any option.

Restriction on Repricing of Stock Options Under the Incentive Plan

        As noted above, the Administrator must get stockholder approval for repricings of stock options granted under the Incentive Plan. Repricings include the cancellation and re-granting of options, if such cancellation and re-granting is done within six months of such cancellation.

Termination Or Suspension Of The Incentive Plan

        The Administrator may suspend or terminate the Incentive Plan at any time. Unless sooner terminated, the Incentive Plan shall terminate on December 18, 2006. No Stock Awards may be granted under the Incentive Plan while the Incentive Plan is suspended or after it is terminated.

Federal Income Tax Information

        Incentive Stock Options.    Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

        There generally are no federal income tax consequences to the optionee of the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

        If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum federal ordinary income rate is effectively 39.1% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options.

        To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options.    Nonstatutory stock options granted under the Incentive Plan generally have the following federal income tax consequences:

        There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold taxes from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the purchase price (to the extent not recognized as taxable income as described above) which will be deemed long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Stock Bonus Awards.    A recipient who receives restricted stock pursuant to a Stock Bonus Award will recognize ordinary income equal to the fair market value of the stock at the time or times the restrictions lapse (unless a Code Section 83(b) election is timely filed at the time of grant). Different rules may apply if the recipient is subject to Section 16(b) of the Exchange Act. Generally, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income.

Participation In Incentive Plan

        The grant of Stock Awards under the Incentive Plan to employees, including the executive officers named in the Summary Compensation Table, is subject to the discretion of the Board. As of the date of this proxy statement, there has been no determination made by the Administrator with respect to future discretionary awards to employees or consultants under the Incentive Plan. Accordingly, future awards to employees and consultants are not determinable. Non-employee directors also are eligible to participate in the Incentive Plan. See "Director Compensation" above for a discussion of grants made to directors to date (subject to the stockholders' approval of the Incentive Plan).

        The following table sets forth information with respect to the grant of options under the 1997 Equity Incentive Plan during the last fiscal year to the executive officers named in the Summary Compensation Table, to all current executive officers as a group and to all other employees as a group:

TABLE 4—1997 PLAN BENEFITS TABLE
Stock Option Plan

Name or Identity of Group	Position	Dollar Value of Options(1)	Number of Shares Subject to Options Granted
David B. Fischer	Managing Director, Venture Debt Fund of the Company	$716,260	27,500
Teresa Heller	Head, Operations and Client Care of the Bank	$716,260	27,500
Harry W. Kellogg, Jr.	President, Merchant Banking of the Company	$1,050,000	40,000
Marc J. Verissimo	Chief Strategy Officer of the Company and the Bank	$976,575	37,500
Tim Waterson	Head, Products and Services of the Bank	$716,260	27,500
Kenneth P. Wilcox	President and Chief Executive Officer of the Company and Bank	$1,574,000	60,000
All Current Executive Officers as a Group		$8,614,320	330,000
All Other Employees as a Group		$29,126,854	1,125,400
All Outside Directors as a Group		$162,767	5,500

(1)
In the case of options, dollar value does not represent potential realizable value to the optionee, but was computed by multiplying the number of shares by the closing market price of the Company's Common Stock on the date grants were approved by the Board of Directors of the Company, as quoted in the National Association of Securities Dealers Automated Quotation/National Market. The average exercise price of the options was $25.932.

Proposal No. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors Recommends a Vote "For" the Ratification of Auditors

        The firm of KPMG LLP has been approved by the Audit and Finance Committee and the Board of Directors of the Company to be the independent auditors of the Company for the 2002 fiscal year. KPMG LLP has audited the Company's financial statements since November 1994. The stockholders are being asked to ratify the selection of KPMG LLP. If the stockholders do not ratify such selection by the affirmative vote of a majority of the Votes Cast, the Board will reconsider its selection.

        Representatives from the firm of KPMG LLP will be present at the Annual Meeting of Stockholders and afforded the opportunity to make a statement if they desire to do so, and will be available to respond to stockholders' questions.

STOCKHOLDER PROPOSALS

        Stockholders are entitled to present proposals for action at a forthcoming Annual Meeting of Stockholders only if they comply with the applicable requirements of corporate law, the proxy rules and the Company's Bylaws. Any stockholder proposal intended to be presented at the 2003 Annual Meeting of Stockholders of the Company that a stockholder desires to have included in the Company's Proxy Statement relating to such meeting must be received at the Company's principal executive office on or before November 19, 2002 (120 days prior to the anniversary of this year's mailing date) in order to be considered for possible inclusion in the Company's Proxy Statement and form of proxy relating to such annual meeting.

        Under the Company's Bylaws, in order for a stockholder proposal to be deemed properly presented, notice must be delivered to the Secretary of the Company, not less than 60 days nor more than 90 days prior to the Annual Meeting. However, if less than 65 days' notice of the date of the Annual Meeting has been given, notice by the stockholder to be timely must be received by the Company no later than the close of business on the seventh (7th) day following the day on which such notice of the Annual Meeting was mailed. The deadline computed in accordance with the foregoing is referred to as the "Bylaw Deadline." The stockholder's notice must set forth, as to each proposed matter: (a) a brief description of the business and reason for conducting such business at the meeting; (b) the name and address as they appear on the Company's books of the stockholder proposing such business and of the beneficial holder, if any, on whose behalf the proposal is made; (c) the class and number of shares of the Company owned by the stockholder and such beneficial holder; and (d) any material interest of the stockholder and such beneficial holder in such business. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

        If a stockholder wishes to present a proposal at the Company's annual meeting in the year 2003 and the proposal is not intended to be included in the Company's proxy statement relating to that meeting, the stockholder must give advance notice to the Company prior to the Bylaw Deadline for such meeting determined in accordance with the Bylaws, as described above. If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

        SEC rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the year 2003 annual meeting is February 3, 2003 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's Proxy Holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company's year 2003 annual meeting. Because the Bylaw Deadline is not capable of being determined until the Company publicly announces the date for its next annual meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at next year's annual meeting and the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

        The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting, including any stockholder proposals received between the date of this proxy statement and the Bylaw Deadline for this year's Annual Meeting, which is March 26, 2002.

2001 ANNUAL REPORT

        Enclosed is a copy of the Company's 2001 Annual Report to Stockholders, including financial statements for the year ended December 31, 2001. Also enclosed is a copy of the Company's Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2001 as filed with the Securities and Exchange Commission. Stockholders who wish to obtain additional copies of the Annual Report to Stockholders or the Annual Report on Form 10-K should address a written request to Investor Relations, Silicon Valley Bancshares, 3003 Tasman Drive, Santa Clara, California 95054.

OTHER MATTERS

        As of the date of this Proxy Statement, there are no other matters that Management intends to present or has reason to believe others will present at the Annual Meeting. If other matters properly come before the Annual Meeting, those who act as Proxy Holders will vote in accordance with their best judgment.

THE BOARD OF DIRECTORS

Santa Clara, California March 19, 2002	A. Catherine Ngo Corporate Secretary

APPENDIX A

SILICON VALLEY BANCSHARES

1997 EQUITY INCENTIVE PLAN

Adopted December 19, 1996
Approved by Shareholders April 17, 1997
Amended as of September 8, 1997
Amended as of July 20, 2000
Amended as of February 15, 2001
Amended as of April 19, 2001
Amended as of May 16, 2001

1.    PURPOSES.

        (a)  The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

        (b)  The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

        (c)  The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.    DEFINITIONS.

        (a)  "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

        (b)  "Board" means the Board of Directors of the Company.

        (c)  "Code" means the Internal Revenue Code of 1986, as amended.

        (d)  "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

        (e)  "Company" means Silicon Valley Bancshares, a Delaware corporation.

        (f)    "Concurrent Stock Appreciation Right" or "Concurrent Right" means a right granted pursuant to subsection 8(b)(2) of the Plan.

        (g)  "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant"

shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

        (h)  "Continuous Status as an Employee, Director or Consultant" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

        (i)    "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

        (j)    "Director" means a member of the Board.

        (k)  "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (l)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (m)  "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

          (1)  If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company's common stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (2)  In the absence of such markets for the common stock, the Fair Market Value shall be determined in good faith by the Board.

        (n)  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (o)  "Independent Stock Appreciation Right" or "Independent Right" means a right granted pursuant to subsection 8(b)(3) of the Plan.

        (p)  "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (q)  "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (r)  "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (s)  "Option" means a stock option granted pursuant to the Plan.

        (t)  "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (u)  "Optionee" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (v)  "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (w)  "Plan" means this 1997 Equity Incentive Plan.

        (x)  "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

        (y)  "Securities Act" means the Securities Act of 1933, as amended.

        (z)  "Stock Appreciation Right" means any of the various types of rights which may be granted under Section 8 of the Plan.

        (aa) "Stock Award" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

        (bb) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (cc) "Tandem Stock Appreciation Right" or "Tandem Right" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.    ADMINISTRATION.

        (a)  The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b)  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1)  To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

          (2)  To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award

  Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3)  To amend the Plan or a Stock Award as provided in Section 14.

          (4)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

        (c)  The Board may delegate administration of the Plan to a committee or committees of the Board composed of one (1) or more members (the "Committee"). In the discretion of the Board, the Committee may be composed of two (2) or more Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.    SHARES SUBJECT TO THE PLAN.

        (a)  Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate seven-million-eight-hundred thousand (7,800,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

        (b)  The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.    ELIGIBILITY.

        (a)  Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

        (b)  No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        (c)  Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than two hundred fifty thousand (250,000) shares of the Company's common stock in any calendar year.

        (d)  Effective February 15, 2001 and subject to the provisions of Section 13 relating to adjustments upon changes in stock, the total number of shares available to grant as stock bonus awards or under restricted stock purchase agreements shall not exceed five hundred thousand (500,000) shares of the Company's common stock.

6.    OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)  Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b)  Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c)  Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration acceptable to the Board. In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (d)  Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall only be transferable by the Optionee upon such terms and conditions as are set forth in the Option Agreement for such Nonstatutory Stock Option, as the Board or the Committee shall determine in its sole discretion. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

        (e)  Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

        (f)    Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability or for Cause), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates for Cause, then the Option shall immediately terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. "Cause" shall be defined as an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, a deliberate disregard of the rules of the Company which results in loss, damage or injury to the Company, any unauthorized disclosure of any of the secrets or confidential information of the Company, inducing any client or customer of the Company to break any contract with the Company or inducing any principal for whom the Company acts as agent to terminate such agency relations, or engaging in any conduct which constitutes unfair competition with the Company, or any act which results in Optionee being removed from any office of the Company by any bank regulatory agency.

        An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option, or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

        (g)  Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (h)  Death of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of Optionee's death, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (i)    Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.    TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

        Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

        (a)  Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such Stock Award Agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

        (b)  Transferability. Rights under a stock bonus or restricted stock purchase agreement shall be transferable by the grantee only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Board or the Committee shall determine in its discretion, so long as stock awarded under such Stock Award Agreement remains subject to the terms of the agreement.

        (c)  Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

        (d)  Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

        (e)  Termination of Employment or Relationship as a Director or Consultant. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.    STOCK APPRECIATION RIGHTS.

        (a)  The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. Except as provided in subsection 5(c), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Right.

        (b)  Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

          (1)  Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

          (2)  Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

          (3)  Independent Stock Appreciation Rights. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.    CANCELLATION AND RE-GRANT OF OPTIONS.

        (a)  The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan (subject to shareholder approval) and/or (ii) with the consent of the affected holders of Options and/or Stock

Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of a 10% shareholder (as described in subsection 5(b)) receiving a new grant of an Incentive Stock Option, not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

        (b)  Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option and/or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

        (c)  Notwithstanding the foregoing, the Board or Committee will need shareholder approval prior to effecting the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan. Further, the Board or Committee will need shareholder approval prior to the cancellation and re-granting under this Section 9 of any Option or Stock Appreciation Right, if such cancellation and re-granting is done within six (6) months of such cancellation.

10.    COVENANTS OF THE COMPANY.

        (a)  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

        (b)  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.    USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.    MISCELLANEOUS.

        (a)  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

        (b)  Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

        (c)  Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company's Board of Directors and/or the Company's shareholders to remove any Director as provided in the Company's Bylaws and the provisions of the California Corporations Code, or the right to terminate the relationship of any Consultant subject to the terms of such Consultant's agreement with the Company or Affiliate.

        (d)  To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

        (e)  The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (f)    To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

13.    ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)  If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.)"

        (b)  In the event of "Change in Control," unless otherwise determined by the Board or Committee at the time of grant, all outstanding Stock Awards shall immediately become one hundred percent (100%) vested, and the Board shall notify all participants that their outstanding Stock Awards shall be fully exercisable for a period of three (3) months (or such other period of time not exceeding six (6) months as is determined by the Board at the time of grant) from the date of such notice, and any unexercised Stock Awards shall terminate upon the expiration of such period.

        "Change in Control" means the consummation of any of the following transactions:

          (1)  a merger or consolidation of the Company or Bancshares with any other corporation, other than a merger or consolidation which would result in beneficial owners of the total voting power in the election of directors represented by the voting securities ("Voting Securities") of the Company or Bancshares (as the case may be) outstanding immediately prior thereto continuing to beneficially own securities representing (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total Voting Securities of the Company or Bancshares, or of such surviving entity, outstanding immediately after such merger or consolidation;

          (2)  the filing of a plan of liquidation or dissolution of the Company or the closing of the sale, lease, exchange or other transfer or disposition by the Company or Bancshares of all or substantially all of the Company's assets;

          (3)  any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Bancshares, (B) a corporation owned directly or indirectly by the shareholders of Bancshares in substantially the same proportions as their beneficial ownership of stock in Bancshares, or (C) Bancshares (with respect to Bancshares' ownership of the stock of the Company), is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company or Bancshares representing 50% or more of the Voting Securities; or

          (4)  any person (as such term is used in Sections 13(d) or 14(d) of the Exchange Act), other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Bancshares, (b) a corporation owned directly or indirectly by the shareholders of Bancshares in substantially the same proportions as their ownership of stock in Bancshares, or (c) Bancshares (with respect to Bancshares' ownership of the stock of the Company) is or becomes the beneficial owner (within the meaning or Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company or Bancshares representing 25% or more of the Voting Securities of such corporation, and within twelve (12) months of the occurrence of such event, a change in the composition of the Board of Directors of Bancshares occurs as a result of which sixty percent (60%) or fewer of the directors are Incumbent Directors.

        "Incumbent Directors" shall mean directors who either

              (A)  are directors of the Company as of the date hereof;

              (B)  are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors of the Company who are Incumbent Directors described in (A) above at the time of such election or nomination; or

              (C)  are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors of the Company who are Incumbent Directors described in (A) or (B) above at the time of such election or nomination.

        Notwithstanding the foregoing, "Incumbent Directors" shall not include an individual whose election or nomination to the Board occurs in order to provide representation for a person or group of related persons who have initiated or encouraged an actual or threatened proxy contest relating to the election of directors of the Company.

14.    AMENDMENT OF THE PLAN AND STOCK AWARDS.

        (a)  The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee under any Award theretofore granted without the optionee's or recipient's consent, except such an amendment made to cause the Plan to comply with applicable law, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement or if such amendment would:

          (1)  Materially increase benefits accruing to participants under the Plan;

          (2)  Increase the aggregate number of securities issued under the Plan;

          (3)  Significantly modify the eligibility requirements for participants in the Plan; and

          (4)  Reprice any Incentive Stock Options or Nonstatutory Options.

        (b)  The Board may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment (a) shall cause a qualified award to cease to qualify for the Section 162(m) of the Code or (b) impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for any exemption provided by Rule 16b-3 or (c) modify the terms of any Stock Option or other Award in a manner inconsistent with the provisions of this Plan.

        (c)  Subject to the above provisions, the Board shall have the authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

15.    TERMINATION OR SUSPENSION OF PLAN.

        (a)  The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 18, 2006 which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)  Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

16.    EFFECTIVE DATE OF PLAN.

        The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

SILICON VALLEY BANCSHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

Thursday, April 18, 2002

        The undersigned appoints KENNETH P. WILCOX and A. CATHERINE NGO, or either of them, with full power of substitution for himself or herself, as the Proxy Holder of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the Annual Meeting of Shareholders of Silicon Valley Bancshares to be held on Thursday, April 18, 2002, at 4:00 p.m. at the Company's headquarters, located at 3003 Tasman Drive, Santa Clara, California 95054 and any postponements or adjournments thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES AND PROPOSALS, AND WITH RESPECT TO SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF, AS THE SAID PROXY HOLDERS DEEM ADVISABLE.

(Continued on other side)

COMPANY #
CONTROL #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on April 17, 2002.

  •
  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

  •
  Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/sivb/ — QUICK *** EASY *** IMMEDIATE

  •
  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 17, 2002.

  •
  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Silicon Valley Bancshares, c/o Shareowner Services™, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

^ Please detach here ^

(Continued from other side)

1.
To elect directors to serve for the ensuing year and until their successors are elected.
/ /	FOR all nominees listed below, with the discretionary authority to cumulate votes, except votes withheld	/ /	WITHHOLD AUTHORITY to vote for all nominees listed below

  If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name appearing in the list below:

  Gary K. Barr, James F. Burns, Jr., John C. Dean, G. Felda Hardymon, Alex W. Hart, Stephen E. Jackson, James R. Porter, Michaela K. Rodeno, and Kenneth P. Wilcox

2.
Approve an amendment to the Silicon Valley Bancshares' 1997 Equity Incentive Plan to reserve an additional 1,500,000 shares of common stock for issuance thereunder.
/ / FOR	/ / AGAINST	/ / ABSTAIN
3.
To ratify the appointment of KPMG LLP as the Company's independent auditors.
/ / FOR	/ / AGAINST	/ / ABSTAIN
4.
To vote or otherwise represent the shares on any other business that may properly come before the meeting and any postponements or adjournments thereof, according to the Proxy Holders' decision and in their discretion.
/ / FOR	/ / AGAINST	/ / ABSTAIN
(Shareholder Signature)
(Name typed or printed)
Date signed , 2002 I plan to attend the meeting. / / YES / / NO

Sign exactly as your name(s) appear(s) on your stock certificate. An entity (such as a corporation or partnership) is requested to sign its name by a duly authorized signatory, with the capacity in which signed designated. Executors, administrators, trustees, and similar fiduciaries are requested to so indicate when signing. If stock is registered in two names, both should sign.
SHAREHOLDERS SHOULD MARK, SIGN AND DATE THIS PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE.

QuickLinks

Proxy Statement—Table of Contents
INFORMATION CONCERNING THE PROXY SOLICITATION
Proposal No. 1 ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
INFORMATION ON EXECUTIVE OFFICERS 1
REPORT OF THE COMPENSATION AND BENEFITS SUBCOMMITTEE OF THE EXECUTIVE COMMITTEE OF THE BOARD ON EXECUTIVE COMPENSATION
RETURN TO STOCKHOLDERS PERFORMANCE GRAPH
Comparison of Five Year Cumulative Total Return* Among Silicon Valley Bancshares, the S&P 500 Index, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Bank Index
TABLE 1—SUMMARY COMPENSATION TABLE
TABLE 2—OPTION GRANTS IN LAST FISCAL YEAR
Individual Grants in 2001
TABLE 3—AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES(1)
TERMINATION ARRANGEMENTS
BOARD COMMITTEES AND MEETING ATTENDANCE
REPORT OF THE AUDIT AND FINANCE COMMITTEE OF THE BOARD
AUDIT AND FINANCE COMMITEE
JAMES F. BURNS, JR. (CHAIRMAN) GARY K. BARR G. FELDA HARDYMON DANIEL J. KELLEHER MICHAELA K. RODENO
AUDIT AND NON-AUDIT FEES
DIRECTOR COMPENSATION1
INFORMATION ABOUT PRINCIPAL STOCKHOLDERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Proposal No. 2
APPROVAL OF THE AMENDMENT TO THE SILICON VALLEY BANCSHARES 1997 EQUITY INCENTIVE PLAN
TABLE 4—1997 PLAN BENEFITS TABLE Stock Option Plan
Proposal No. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS
2001 ANNUAL REPORT
OTHER MATTERS
APPENDIX A SILICON VALLEY BANCSHARES 1997 EQUITY INCENTIVE PLAN
SILICON VALLEY BANCSHARES THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING OF SHAREHOLDERS Thursday, April 18, 2002